Exhibit 10.9
THE HUDSON BUILDING OFFICE LEASE
Basic Lease Terms.

A.	EFFECTIVE DATE OF LEASE:	August 11th	, 2016

B.	TENANT:	ABSCI, LLC, a Delaware limited liability company

Address (For Notices):		101 E. 6th Street, Suite 300
Vancouver, WA 98660
Attn: Sean McClain email: smcclain@abscibio.com

C.	LANDLORD:	BROADWAY INVESTORS II, LLC, a Washington limited liability company

Address (For Notices):		101 E. 6th Street, Suite 350 Vancouver, Washington 98660 Attn: Lance Killian email: lance@killianpacific.com

Address (For Rent Payments):		FC Services, LLC PO Box 28435 Portland, Oregon 97228

D.	PREMISES:
Suite 300 containing approximately 6,400 rentable square feet located on the third (3rd) floor of the Building (as defined below) with an address of 101 E. 6th Street, Vancouver, Washington 98660, as shown on the attached Exhibit "B."

E.	BUILDING:	The "Building" is the building commonly known as The Hudson in Vancouver, Washington and legal described on the attached Exhibit "A."
F	TENANT'S PROPORTIONATE SHARE: 14.7%. The percentage is obtained by dividing the rentable square feet of the Premises by the total number of rentable square feet of the Building. Landlord may modify Tenant's Proportionate Share if the Building size is increased or decreased, as the case may be. The actual rentable square footage of the Premises and the Building shall be determined by Landlord upon the completion of the construction of the Premises and the Building using the Standard Method for Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1). Once the Rent Commencement Date has been determined, Landlord may prepare a memorandum that will, among other things, reflect the Rent Commencement Date and Expiration Date of this Lease, set forth the rentable square footage of the Premises and the Building and revise all of the provisions of this Lease that are based on the rentable square footage of the Premises.

G.	TENANT'S PERMITTED USE OF PREMISES: General office use and no other purpose.

H.	TERM OF LEASE:
Anticipated Delivery Date: August 15, 2016.
Rent Commencement Date: The earlier to occur of (i) the first day of the month following the completion of Tenant's Work, and (ii) the date that is three (3) months after the date of this Lease.
Expiration Date: Last day of the month that is sixty (60) months after the Rent Commencement Date (defined below) of the Lease.

I.    BASE RENT:

Period (Months)	Annual Rate PRSF	Annual Base Rent	Monthly Base Rent
1 - 12	$25.50	$144,075.00*	$12,006.25*
13 - 24	$26.27	$168,096.00	$14,008.00
25 - 36	$27.05	$173,138.88	$14,428.24
37 - 49	$27.86	$178,333.05	$14,861.09
49 - 60	$28.70	$183,683.04	$15,306.92
*As reflected above, Tenant shall not be obligated to pay Base Rent with respect to seven hundred fifty (750) rentable square feet of the Premises for the first twelve (12) full months after the Rent Commencement Date (the "Reduced Rent Period")- In the event of a default by Tenant under the terms of this Lease which results in early termination pursuant to the provisions hereof during such Reduced Rent Period, Tenant shall not be entitled to any such rent reduction after the date of termination nor shall Tenant be entitled to assert any right to rent reduction after such termination against any sums due Landlord. The rent reduction granted under this Section is solely for the benefit of the entity executing this Lease as tenant and is not transferable to any other assignee or subtenant. In the event of a default by Tenant under the terms of this Lease which results in early termination pursuant to the provisions hereof, then as a part of the recovery to which Landlord shall be entitled shall be included a portion of such rent which was reduced under the provisions of this Section, which portion shall be determined by multiplying the total amount of rent which was reduced under this Section by a fraction, the numerator of which is the number of months remaining in the Term of this Lease at the time of such default and the denominator of which is the number of months during the Term of this Lease that Tenant is obligated to pay monthly Base Rent.

J.	INTENTIONALLY DELETED.

K.	PREPAID RENT:	$12,006.25, applicable to the first (1st) full month of the term following the Rent Commencement Date.

L.	SECURITY DEPOSIT:	$0.

M.	BROKER(S):	Tamara Fuller and Doug Bartocci of CCIM, representing Landlord.

O.	GUARANTOR(S):	The Souther Company, an Oregon corporation; John Souther, an individual; and David Souther, an individual.

P.	GUARANTOR(S) ADDRESS:	The Souther Company 404 SW Columbia, Suite 218 Bend, OR 97702 541-383-9334 (work) 541-480-4006 (cell)

John Southern 19412 Green Lakes Lp. Bend, OR 97702

David Southern 18611 Couch Market Rd Bend, OR 97703
For valuable consideration, Landlord and Tenant covenant and agree as follows:
2

SECTION 1    PREMISES; DELIVERY
1.1    Lease of Premises.
Landlord leases to Tenant the Premises described in the Basic Lease Terms and shown as on Exhibit "B" (the "Premises"), subject to the terms and conditions of this Lease.
1.2    Delivery of Possession and Commencement.
Should Landlord be unable to deliver possession of the Premises on the Anticipated Delivery Date stated in the Basic Lease Terms, Landlord shall have no liability to Tenant for delay in delivering possession. The term of the Lease shall commence as of the mutual execution of this Lease (the "Commencement Date"). The Rent Commencement Date shall be the date set forth in Item H, of the Basic Lease Terms. Tenant's occupancy of the Premises shall constitute conclusive acceptance of the amount of square footage stated herein, and of the condition of the Premises. The Expiration Date of this Lease shall be the date stated in the Basic Lease Terms. If requested by Landlord, Tenant shall confirm in writing the date of the Commencement Date, the Rent Commencement Date, and the Expiration Date.
1.3    Right of First Offer.
If at any time during the Term of the Lease, adjacent space on the second (2nd) or third (3rd) floor of the Building (the "First Offer Space") is available for lease or is about to become available for lease (such space shall not be deemed available for lease if it is currently subject to any existing options or rights of existing tenants of the Building) and so long as Tenant is not in default of this Lease, Landlord shall notify Tenant of the availability of such space (the "Offer Space"). Tenant shall have five (5) business days to accept Landlord's offer. Such right of first offer is a one (1) time only right with respect to the Offer Space. If Tenant elects to lease the Offer Space, the terms of such lease shall be the same terms and conditions of this Lease except, (i) Base Rent shall be the rate Tenant is paying at the time of the exercise of the right of first offer (including three percent (3%) annual increases; (ii) Tenant shall accept the Offer Space in its "as-is" condition and Landlord shall not be required to perform any improvements to the Offer Space or provide any allowance therefor; and (iii) the term of the lease with respect to the entire Premises (including the Offer Space) following Tenant's exercise of the right of first offer shall be, at Tenant's election: (1) unchanged such that the Term of the Lease with respect to the entire Premises shall expire on the Expiration Date, in which case the Base Rent payable by Tenant for the Offer Space shall be increased by One and 00/100 Dollar ($1.00) per rentable square foot per year from that set forth in clause (i) above; or (2) extended by no less than four (4) years (with any longer extension to be subject to Landlord's reasonable approval). If the Term of the Lease is extended pursuant to clause (iii)(2) above, the Base Rent for such extended term shall increase by three percent (3%) each year. If Tenant fails to accept Landlord's offer within such five (5) business day period, Landlord shall be free to lease the Offer Space any time during the term of this Lease free and clear of any rights of Tenant. The right of first offer contained herein shall not apply to any renewal or extension of an existing lease (even if such lease does not contain an automatic extension right) and shall be personal to the entity executing this Lease as tenant.
SECTION 2    RENT PAYMENT
Tenant shall pay to Landlord the Base Rent for the Premises and any additional rent provided herein, without deduction or offset. At the same time as execution of the Lease, Tenant shall pay any prepaid rent stated in the Basic Lease Terms. Rent is payable in advance on the first day of each month commencing on the Rent Commencement Date. Rent for any partial month during the Lease term shall be prorated to reflect the number of days during the month that Tenant occupies the Premises. Additional rent means amounts determined under Section 19 of this Lease and any other sums payable by Tenant to Landlord under this Lease. Rent not paid when due shall bear interest at the rate of one and one-half percent (1 1/2%) per month, or if less the maximum applicable rate of interest permitted by law, until paid. Landlord may at its option impose a late charge of the greater of $.05 for each $1 of rent or

$50 for rent payments made more than ten (10) days late in lieu of interest for the first month of delinquency. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain, and that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and is not a penalty. Neither imposition nor collection nor failure to impose or collect such late charge shall be considered a waiver of any other remedies available for default. In addition to such late charge, an additional charge of $75 shall be recoverable by Landlord for any returned checks.
SECTION 3    USE
3.1    Use.
Tenant shall use the Premises for the Tenant's Permitted Use stated in the Basic Lease Terms and for no other purpose. Tenant shall at its expense promptly cause the Premises to comply with all applicable laws, ordinances, rules, and regulations ("Laws") and shall not annoy, obstruct, or interfere with the rights of other tenants. Tenant shall not allow any objectionable fumes, noise, light, vibration, radiation, or electromagnetic waves to be emitted from the Premises. If any such sound or vibration is detectable outside of the Premises, Tenant shall provide such insulation as is required to muffle such sound or vibration and render it undetectable at Tenant's cost. Tenant shall not conduct any activities that will increase Landlord's insurance rates. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations and all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.
3.2    Equipment.
Tenant shall install in the Premises only such equipment as is customary for Tenant's Permitted Use and shall not overload the floors or electrical circuits of the Premises or Building or alter the plumbing or wiring of the Premises or Building. Landlord must approve in advance the location of and manner of installing any wiring or electrical, heat generating, climate sensitive, or communication equipment or exceptionally heavy articles. All telecommunications equipment, conduit, cables and wiring, additional dedicated circuits, and any additional air conditioning required because of heat generating equipment or special lighting installed by Tenant shall be installed and operated at Tenant's expense and, at Landlord's written request shall be removed by Tenant at Tenant's sole cost. Tenant shall have no right to install any equipment on or through the roof of the Building, or use or install or store any equipment or other items outside of the interior boundary of the Premises, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed.
Landlord grants to Tenant a license to use an area upon the site of the Building in a reasonable, mutually agreeable location to install one 1400 KW emergency energy generator (the "Generator"), and one 500 gallon fuel storage tank (the "Tank") for the period commencing on the Occupancy Commencement Date and ending on the expiration or sooner termination of this Lease in accordance with applicable laws and after obtaining Landlord's prior written consent therefor. Tenant shall have the right to install an electrical grounding system for the Generator (the "Electrical Grounding System") in accordance with applicable Laws and after obtaining Landlord's prior written consent to the plans and specifications therefor, which consent shall not be unreasonably withheld or delayed. Tenant shall bear the sole cost and expense of locating and installing the Generator, the Electrical Grounding System and the Tank and shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in accommodating Tenant's location and use. In addition, Tenant may install an emergency generator plug (the "Plug") on the outside of the Building, in a reasonable, mutually agreeable location, for the purpose of connecting the Premises to a portable generator in the event of a Building power failure. The location, installation, use, maintenance, repair, replacement, and removal of the Generator, the Tank, the Electrical Grounding System, and the Plug shall be in accordance with all of the provisions of this Section. Tenant shall safely store and use the fuel required for operation of the Generator strictly in accordance with all applicable Laws. Tenant may test the Generator once per week at a mutually agreed upon time between Landlord and Tenant. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have the right to require that Tenant leave the Generator, Tank, Electrical Grounding System and/or the Plug on the Premises at the end of the term of this Lease or the sooner termination of this Lease.
3.3    Signs and Other Installations.
No signs, awnings, or other apparatus shall be painted on or attached to the Building or anything placed on any glass or woodwork of the Premises or positioned so as to be visible from outside the Premises, including any window covering (e.q., shades, blinds, curtains, drapes, screens, or tinting materials) without Landlord's written consent. All signs installed by Tenant shall comply with Landlord's standards for signs and all applicable codes and all signs and sign hardware shall be removed upon termination of this Lease with the sign location restored to its former state. Tenant may not install alarm boxes, foil protection tape, or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be removed and disposed by Landlord without compensation to Tenant, and Tenant shall reimburse Landlord for the cost of the same upon request.
3.4    Parking.
Tenant shall have the right to use the Building parking garage at the rate established for such parking spaces, so long as Landlord has the right to provide such spaces in the Building parking garage. Tenant shall not have the right to use any other parking spaces at or around the Building. The parking spaces in the Building parking garage shall be used only for parking by vehicles no larger than full sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable as additional rent upon demand by Landlord. The established parking rates may be adjusted to reasonable market rates for similarly situated premises in the Vancouver, WA, CBD area from time to time, and such sum shall be additional rent payable to the independent third-party parking management company, as the same may change from time to time.
SECTION 4    UTILITIES, SERVICES, SECURITY
4.1    Utilities and Services.
Landlord shall operate or cause the operation of the heating, ventilating and air-conditioning ("HVAC") system serving the Premises during ordinary business hours of Monday through Friday from 7:00 am to 6:00 pm and Saturday 8:00 am to Noon ("Ordinary Building Hours") at such temperatures and in such amounts as Landlord determines are reasonably required for the comfortable occupancy of the Premises. Janitorial service will be provided in accordance with the regular schedule of the Building, which schedule may change from time to time. Tenant shall be responsible for, and promptly pay when due, any and all charges for utility services used in the Premises and for all other services required for Tenants use of the Premises (including without limitation, all data and telephone services). Tenant shall comply with all government laws or regulations regarding the use or reduction of use of utilities on the Premises. Interruption of services or utilities shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall take all reasonable steps to correct any interruptions in service caused by defects in utility systems within Landlord's reasonable control. Tenant shall provide its own surge protection for power furnished to the Premises. Tenant shall cooperate with Landlord and the utility service providers at all times as reasonably necessary, and shall allow Landlord and utility service providers, reasonable access to the pipes, lines, feeders, risers, wiring, and any other machinery within the Premises. Tenant shall not contract or engage any other utility provider without prior written approval of Landlord.

4.2    Extra Usage.
If Tenant uses excessive amounts of utilities or services of any kind because of unusually high demands from office machinery and equipment, nonstandard lighting, or any other similar cause, as determined by Landlord in its reasonable judgment when compared to other office tenants in the Portland-Vancouver metropolitan area, Landlord may impose a reasonable charge for supplying such extra utilities or services, which charge shall be payable monthly by Tenant in conjunction with rent payments. Landlord reserves the right to (i) install separate meters for any utility and to charge Tenant for the cost of such installation up to $2,000 per utility, and/or (ii) charge Tenant for the actual cost of utilities used by it if Landlord is able to calculate such usage.
4.3    Security.
Landlord may (but shall have no obligation) adopt security measures regarding the Premises, and Tenant shall cooperate with all such security measures. Landlord may modify the type or amount of security measures provided at any time without notice. Tenant may install a security system within the Premises with Landlord's written consent (not to be unreasonably withheld). Landlord shall be given an access code to any security system and shall not have any liability for accidentally setting off Tenant's security system.
SECTION 5    MAINTENANCE, REPAIR, ALTERATIONS
5.1    Maintenance and Repair.
5.1.1    Subject to reimbursement under Section 19, Landlord shall maintain and repair in good condition the Building structure, roof, exterior walls and doors, exterior windows, and common areas of the Building, and the electrical, mechanical, plumbing, heating and air conditioning systems, facilities and components located in the Building that are used in common by all tenants of the Building. Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, and ceilings, all interior doors, partitions, and windows, and all Premises systems, fixtures, and equipment that are not the maintenance responsibility of Landlord, as well as damage caused by Tenant, its agents, employees, contractors, or invitees.
5.1.2    Landlord shall have no liability for failure to perform required maintenance and repair unless written notice is given by Tenant and Landlord fails to commence efforts to remedy the problem in a reasonable time. Landlord shall have the right to erect scaffolding and other apparatus necessary for the purpose of making repairs or alterations to the Building, and Landlord shall have no liability for interference with Tenant's use because of such work. Work may be done during normal business hours. Tenant shall have no claim against Landlord for any interruption of services or interference with Tenant's occupancy caused by Landlord's maintenance and repair or any claim of constructive or other eviction of Tenant.
5.1.3    Landlord's cost of repair and maintenance shall be considered "operating expenses" for the purposes of Section 19, except that repair of damage caused by negligent or intentional acts or breach of this Lease by Tenant, its contractors, agents or invitees shall be at Tenant's expense.
5.2    Alterations.
5.2.1    Tenant shall not make any alterations to the Premises that affect the structure of the Building or any Building system (electrical, plumbing, mechanical or life safety), or install any wall or floor covering without Landlord's prior written consent which may be withheld in Landlord's sole discretion. With respect to any other alteration requested by Tenant, Landlord's consent shall not be unreasonably withheld. Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations (which contractor shall provide Landlord with such certificates of insurance as Landlord shall reasonably require, which certificates of insurance shall name both Landlord and Landlord's property manager as additional insureds), shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with the plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Building. Any such alterations, wiring, cables, or conduit installed by Tenant shall at once become part of the Premises and belong to Landlord except for removable machinery and unattached movable trade fixtures and attached lab equipment. Landlord may at its option require that Tenant remove any alterations, wiring, cables or conduit installed by or for Tenant and restore the Premises to the original condition upon termination of this Lease. Landlord shall have the right to post notices of non-responsibility in connection with work being performed by Tenant in the Premises. Work by Tenant shall comply with all laws then applicable to the Premises. Tenant shall not allow any liens to attach to the Building or Tenant's interest in the Premises as a result of its activities or any alterations. Landlord may perform alterations to or change the configuration of the Building and other common areas.
5.2.2    Throughout the term of the Lease and notwithstanding the provisions of Section 18 below, Landlord shall have a continuing right (but shall not be obligated) to make alterations and/or improvements to the common areas and any other portions of the Building for any purposes that Landlord deems necessary, in its reasonable business judgment, including, without limitation, alterations or improvements that will affect the operation, design, use or aesthetic of the Building. Landlord shall make reasonable efforts to complete all such alterations and improvements so as to minimize, to the extent feasible, disturbance to Tenant.
SECTION 6    INDEMNITY, INSURANCE
6.1    Indemnity.
Tenant shall indemnify, defend, and hold harmless Landlord and its managing agents and employees from any claim, liability, damage, or loss occurring in, on, or about the Premises, or any cost or expense in connection therewith (including attorney fees), arising out of (a) any damage to any person or property occurring in, on, or about the Premises, (b) use by Tenant or its agents, invitees or contractors of the Premises and/or the Building, and/or (c) Tenant's breach or violation of any term of this Lease. This indemnity obligation shall survive the expiration or sooner termination of this Lease.
Landlord shall indemnify, defend, and hold harmless Tenant and its agents and employees from any claim, liability, damage, or loss occurring in, on, or about the common areas of the Building, or any cost or expense in connection therewith (including attorney fees), arising out of (a) any damage to any person or property occurring in, on, or about the common areas of the Building, and/or (b) Landlord's breach or violation of any term of this Lease. This indemnity obligation shall survive the expiration or sooner termination of this Lease.
6.2    Insurance.
Tenant shall carry liability insurance, on an occurrence basis, with limits of not less than Three Million Dollars ($3,000,000) combined single limit bodily injury and property damage which insurance shall have an endorsement naming Landlord and Landlord's managing agent, if any, as an additional insured, cover the liability insured under Section 5.2.2 of this Lease and be in form and with companies reasonably acceptable to Landlord. Such insurance shall provide that it is primary insurance and not "excess over" or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord. The policy shall not eliminate cross-liability and shall contain a severability of interest clause. Tenant, at its cost, shall maintain on all of its personal property, tenant improvements (whether constructed by Landlord or Tenant), in, on, or about the Premises, a policy of "Broad Form" insurance, to the extent of at least full replacement value without any deduction for depreciation. Tenant, at its cost, shall maintain such other insurance as Landlord may reasonably require from time to time. Not more frequently than once each year, if, in the opinion of Landlord's lender or of the insurance consultant, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance consultant. Prior to occupancy, Tenant shall furnish a certificate evidencing such insurance which shall state that the coverage shall not be canceled or materially changed without thirty (30) days' advance notice to Landlord and Landlord's managing agent, if any. Tenant shall furnish to Landlord a renewal certificate at least thirty (30) days prior to expiration of any policy.
SECTION 7    DAMAGE, WAIVER OF SUBROGATION
7.1    Fire or Casualty.
"Major Damage" means damage by fire or other casualty to the Building or the Premises which causes the Premises or any substantial portion of the Building to be unusable, or which will cost more than twenty-five percent (25%) of the pre-damage value of the Building to repair, or which is not covered by insurance. In case of Major Damage, Landlord may elect to terminate this Lease by notice in writing to the Tenant within thirty (30) days after such date. If this Lease is not terminated following Major Damage, or if damage occurs which is not Major Damage, Landlord shall promptly restore the Premises to the condition existing just prior to the damage. Tenant shall promptly restore all damage to tenant improvements or alterations installed or paid for by Tenant or pay the cost of such restoration to Landlord if Landlord elects to do the restoration of such improvements. Unless the casualty was caused by Tenant, rent shall be reduced from the date of damage until the date restoration work being performed by Landlord is substantially complete, with the reduction to be in proportion to the area of the Premises not usable by Tenant.
7.2    Waiver of Subrogation.
Tenant shall be responsible for insuring its personal property and trade fixtures located on the Premises and any alterations or tenant improvements it has made to the Premises. Neither Landlord, its managing agent nor Tenant shall be liable to the other for any loss or damage caused by water damage, sprinkler leakage, or any of the risks that are covered by property insurance or could be covered by a customary broad form of property insurance policy, or for any business interruption, and there shall be no subrogated claim by one party's insurance carrier against the other party arising out of any such loss.
SECTION 8    EMINENT DOMAIN
If a condemning authority takes title by eminent domain or by agreement in lieu thereof a portion sufficient to render the Premises unsuitable for Tenant's use, then either party may elect to terminate this Lease effective on the date that possession is taken by the condemning authority. If this Lease is not terminated, then rent shall be reduced for the remainder of the term in an amount proportionate to the reduction in area of the Premises caused by the taking. All condemnation proceeds shall belong to Landlord, and Tenant shall have no claim against Landlord or the condemnation award because of the taking.
SECTION 9    ASSIGNMENT AND SUBLETTING
Tenant shall not assign or encumber its interest under this Lease or sublet all or any portion of the Premises without first obtaining Landlord's consent in writing. This provision shall apply to all transfers by operation of law, and to all mergers and changes in control of Tenant, all of which shall be deemed assignments for the purposes of this Section. No assignment shall relieve Tenant of its obligation to pay rent or perform other obligations required by this Lease, and no consent to one assignment or subletting shall be a consent to any further assignment or subletting. If Tenant proposes a subletting or assignment for which Landlord's consent is required, Landlord shall have the option of terminating this Lease and dealing directly with the proposed subtenant or assignee, or any third party. Notwithstanding the foregoing, Landlord may at its sole discretion withhold consent to the subletting or assignment of the Premises to an existing occupant of the Building, to any prospective tenant with which the Landlord or Landlord's agents have negotiated within the previous six (6) months, or where any sublease will require any changes to any building systems. Tenant shall not advertise at a rate which is less than the Building's listed rate. If Landlord does not terminate this Lease, Landlord shall not unreasonably withhold its consent to any assignment or subletting provided the effective rental paid by the subtenant or assignee is not less than the current scheduled rental rate of the Building for comparable space and the proposed Tenant is compatible with Landlord's normal standards for the Building. If an assignment or subletting is permitted, any cash net profit, or the net value of any other consideration received by Tenant as a result of such transaction shall be paid to Landlord promptly following its receipt by Tenant. Tenant shall pay any costs incurred by Landlord in connection with a request for assignment or subletting, including reasonable attorney fees.
SECTION 10    DEFAULT, REMEDIES
10.1    Default.
Any of the following shall constitute an "Event of Default" by Tenant under this Lease (time of performance being of the essence of this Lease):
10.1.1    Tenant's failure to pay rent or any other charge under this Lease when due.
10.1.2    Tenant's failure to comply with any other term or condition within ten (10) days following written notice from Landlord specifying the noncompliance. If such noncompliance cannot be cured within the ten (10)-day period, this provision shall be satisfied if Tenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to complete correction as soon as possible but not later than ninety (90) days after the date of Landlord's notice.
10.1.3    Failure of Tenant to execute the documents described in Section 16.1 or 16.3 within the time required under such Sections; failure of Tenant to provide or maintain the insurance required of Tenant pursuant hereto; or failure of Tenant to comply with any Laws as required pursuant hereto within twenty-four (24) hours after written demand by Landlord.
10.1.4    Tenant's insolvency, business failure, or assignment for the benefit of its creditors. Tenant's commencement of proceedings under any provision of any bankruptcy or insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer; or the appointment of a receiver for all or any portion of Tenant's properties or financial records.
10.1.5    Assignment or subletting by Tenant in violation of Section 9.
10.1.6    Vacation or abandonment of the Premises without the written consent of Landlord or failure to occupy the Premises within twenty (20) days after Landlord tenders possession.
10.2    Remedies for Default.
Upon occurrence of an Event of Default as described in Section 10.1, Landlord shall have the right to the following remedies, which are intended to be cumulative and in addition to any other remedies provided under applicable law or under this Lease:
10.2.1    Landlord may at its option terminate this Lease, without prejudice to its right to damages for Tenant's breach. With or without termination, Landlord may retake possession of the Premises (using self-help or otherwise) and may use or relet the Premises without accepting a surrender or waiving the right to damages. Following such retaking of possession, efforts by Landlord to relet the Premises shall be sufficient if Landlord follows its usual procedures for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If Landlord has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to Landlord's claim to damages or loss of rentals from Tenant.

10.2.2    Landlord may recover all damages caused by Tenant's default which shall include an amount equal to rentals lost because of the default, Lease commissions paid for this Lease, and the unamortized cost of any tenant improvements installed by or paid for by Landlord. Landlord may sue periodically to recover damages as they occur throughout the Lease term, and no action for accrued damages shall bar a later action for damages subsequently accruing. Landlord may elect in any one action to recover accrued damages plus damages attributable to the remaining term of the Lease. Such damages shall be measured by the difference between the rent under this Lease and the reasonable rental value of the Premises for the remainder of the term, discounted to the time of judgment at the prevailing interest rate on judgments.
10.3    Landlord's Right To Cure Default.
Landlord may, but shall not be obligated to, make any payment or perform any obligation which Tenant has failed to perform under this Lease. All of Landlord's expenditures shall be reimbursed by Tenant upon demand with interest from the date of expenditure at the rate of 1 1/2 percent per month. Landlord's right to correct Tenant's failure to perform is for the sole protection of Landlord and the existence of this right shall not release Tenant from the obligation to perform all of the covenants herein required to be performed by Tenant, or deprive Landlord of any other right which Landlord may have by reason of default of this Lease by Tenant, whether or not Landlord exercises its right under this Section.
SECTION 11    SURRENDER, HOLDOVER
On expiration or early termination of this Lease, Tenant shall deliver all keys to Landlord and surrender the Premises vacuumed, swept, and free of debris and in the same condition as at the commencement of the term subject only to reasonable wear from ordinary use. Tenant shall remove all of its furnishings and trade fixtures that remain its property and any alterations, cables, or conduits if required by Section 5.1.3, and shall repair all damage resulting from such removal. Failure to remove shall be an abandonment of the property, and, following ten (10) days' written notice, Landlord may remove or dispose of it in any manner without liability, and recover the cost of removal and other damages from Tenant. If Tenant fails to vacate the Premises when required, including failure to remove all its personal property, Landlord may elect either: (i) to treat Tenant as a tenant from month to month, subject to the provisions of this Lease except that rent shall be one-and-one-half times the total rent being charged when the Lease term expired, and any option or other rights regarding extension of the term or expansion of the Premises shall no longer apply; and/or (ii) to eject Tenant from the Premises (using self-help or otherwise) and recover damages caused by wrongful holdover.
SECTION 12    RULES AND REGULATIONS
Tenant shall abide by and adhere to the operating rules and regulations set forth in the attached Exhibit "D" and any other rules and regulations as Landlord may from time to time reasonably institute. Any default or breach of such rules and regulations shall be deemed a default under this Lease and Landlord shall be entitled to exercise all rights and remedies available to Landlord as set forth in this Lease.
SECTION 13    ACCESS
13.1    Access.
Tenant's officers and employees or those having business with Tenant may be required to identify themselves or show passes in order to gain access to the Building. Landlord shall have no liability for permitting or refusing to permit access by anyone. Landlord may regulate access to any Building elevators. Landlord shall have the right to enter upon the Premises at any time by passkey or otherwise to determine Tenant's compliance with this Lease, to perform necessary services, maintenance and repairs or alterations to the Building or the Premises, to post notices of non-responsibility, or to show the Premises to any prospective tenant or purchasers. Except in case of emergency, such entry shall be at such times and in such manner as to minimize interference with the reasonable business use of the Premises by Tenant.
13.2    Furniture and Bulky Articles.
Tenant shall move furniture and bulky articles in and out of the Building or make independent use of any elevators only at times approved by Landlord following at least 24 hours' written notice to Landlord.
SECTION 14    NOTICES
Notices between the parties relating to this Lease shall be in writing, effective when delivered during business hours by facsimile transmission, hand delivery, private courier, or first-class or certified U.S. mail. Notices shall be delivered postage prepaid, to the address or facsimile number for the party stated in the Basic Lease Terms or to such other address as either party may specify by notice to the other. Notice to Tenant may always be delivered to the Premises. Rent shall be payable to Landlord at the same address and in the same manner, but shall be considered paid only when received.
SECTION 15    SUBORDINATION AND ATTORNMENT, TRANSFER OF BUILDING, ESTOPPELS
15.1    Subordination and Attornment.
This Lease shall be subject to and subordinate to any mortgages, deeds of trust, ground lease, master lease, or land sale contracts (hereafter collectively referred to as encumbrances) now existing against the Building. At Landlord's option this Lease shall be subject and subordinate to any future encumbrance, ground lease, or master lease hereafter placed against the Building (including the underlying land) or any modifications of existing encumbrances, and Tenant shall execute such documents as may reasonably be requested by Landlord or the holder of the encumbrance to evidence this subordination within ten (10) days of request therefor. If any encumbrance is foreclosed, then if the purchaser at foreclosure sale gives to Tenant a written agreement to recognize Tenant's Lease, Tenant shall attorn to such purchaser and this Lease shall continue.
15.2    Transfer of Building.
If the Building is sold or otherwise transferred by Landlord or any successor, Tenant shall attorn to the purchaser or transferee and recognize it as the landlord under this Lease, and, provided the purchaser or transferee assumes all obligations under this Lease thereafter accruing, the transferor shall have no further liability hereunder.
15.3    Estoppels.
Either party will within ten (10) days after notice from the other execute, acknowledge, and deliver to the other party a certificate certifying whether or not this Lease has been modified and is in full force and effect; whether there are any modifications or alleged breaches by the other party; the dates to which rent has been paid in advance, and the amount of any Security Deposit or prepaid rent; and any other facts that may reasonably be requested. If requested by the holder of any encumbrance, or any underlying lessor, Tenant will agree to give such holder or lessor notice of and an opportunity to cure any default by Landlord under this Lease.
SECTION 16    ATTORNEY FEES
In any litigation arising out of this Lease, including any bankruptcy proceeding, the prevailing party shall be entitled to recover attorney fees at trial and on any appeal or petition for review. If Landlord incurs attorney fees because of a default by Tenant, Tenant shall pay all such fees whether or not litigation is filed. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and other fees charged to Landlord in addition to rent, late charges, interest, and other sums payable under this Lease.

SECTION 17    QUIET ENJOYMENT
Landlord warrants that as long as Tenant complies with all terms of this Lease, it shall be entitled to possession of the Premises free from any eviction or disturbance by Landlord or parties claiming through Landlord.
SECTION 18    LIMITATION ON LIABILITY
Notwithstanding any provision in this Lease to the contrary, neither Landlord nor its managing agent or employees shall have any liability to Tenant for loss or damages to Tenant's property from any cause, nor arising out of the acts of other tenants of the Building or third parties, nor any liability for consequential damages, nor liability for any reason which exceeds the value of its interest in the Building.
SECTION 19    ADDITIONAL RENT
19.1    Additional Rent: Operating Expense Adjustment.
Tenant shall pay as additional rent Tenant's Proportionate Share of operating expenses and real property taxes for the Building. Effective January 1 of each year Landlord shall estimate the operating expenses and real property taxes. Monthly rent for that year shall be increased by one-twelfth of Tenant's Proportionate Share of operating expenses and real property taxes, provided that Landlord may revise its estimate during any year with reasonable cause and the additional estimate shall be payable as equal additions to rent for the remainder of the calendar year. Following the end of each calendar year, Landlord shall compute Tenant's actual Proportionate Share of operating expenses and real property taxes and bill Tenant for any deficiency or credit Tenant with any excess collected. Tenant shall pay any such deficiency and Landlord shall pay any such credit within thirty (30) days after Landlord's billing, whether or not this Lease shall have expired or terminated at the time of such billing.
19.1.1    As used herein "real property taxes" as used herein shall mean all taxes and assessments of any public authority against the Building and the land on which it is located, the cost of contesting any tax and any form of fee or charge imposed on Landlord as a direct consequence of owning or leasing the Premises, including but not limited to, rent taxes, gross receipt taxes, leasing taxes, or any fee or charge wholly or partially in lieu of or in substitution for ad valorem real property taxes or assessments, whether now existing or hereafter enacted.
As used herein, "operating expenses" shall mean all costs of operating, maintaining, managing, replacing and repairing the Building as determined by standard real estate accounting practice, including, but not limited to: all water and sewer charges; the cost of natural gas and electricity provided to the Building; janitorial and cleaning supplies and services for the common areas of the Building; administration costs and management fees; superintendent fees; security services, if any; insurance premiums; licenses, permits for the operation and maintenance of the Building and all of its component elements and mechanical systems; ordinary and emergency repairs and maintenance, and the annual amortized capital improvement cost (amortized over such a period as Landlord may select but not shorter than the period allowed under the Internal Revenue Code and at a current market interest rate) for any capital improvements to the Building. "Operating expenses" shall also include all assessments under recorded covenants or master plans and/or by owner's associations. In the event the average occupancy level of the Building for any calendar year was or is not one hundred percent (100%) of full occupancy, then the estimated operating expenses and actual operating expenses for such year shall be proportionately adjusted by Landlord to reflect those costs which have occurred had the Building been one hundred percent (100%) occupied during such year.
19.2    Disputes.
If Tenant disputes any computation of operating expenses in Section 19, it shall give notice to Landlord not later than thirty (30) days after the notice from Landlord describing the computation in question, but in any event not later than thirty (30) days after expiration or earlier termination of this Lease. If Tenant fails to give such a notice, the computation by Landlord shall be binding and conclusive between the parties for the period in question. If Tenant gives a timely notice, the dispute shall be resolved by an independent CPA selected by Landlord whose decision shall be conclusive between the parties. Each party shall pay one- half of the fee of such CPA for making such determination except that if the adjustment in favor of Tenant: (a) does not exceed ten percent (10%) of the escalation amounts for the year in question, Tenant shall pay (i) the entire cost of any such third-party determination; and (ii) Landlord's out-of-pocket costs and reasonable expenses for personnel time in responding to the audit, (b) exceeds ten percent (10%) of the escalation amounts for the year in question, Landlord shall pay the entire cost of any such third-party determination. Nothing herein shall reduce Tenant's obligations to make all payments as required by this Lease. In no event shall Landlord have any liability to Tenant based on its calculation of additional rent or rent adjustments except and only the obligation to cause any correction to be made pursuant to this Section 19.2. Tenant shall maintain as strictly confidential the existence and resolution of any dispute regarding rent charges hereunder.
SECTION 20    HAZARDOUS MATERIALS
Neither Tenant nor Tenant's agents or employees shall cause or permit any Hazardous Material, as hereinafter defined, to be brought upon, stored, used, generated, released into the environment, or disposed of on, in, under, or about the Premises, except (i) reasonable quantities of cleaning supplies and office supplies necessary to or required as part of Tenant's business, (ii) reasonable quantities of chemicals and other Hazardous Material for research and development purposes shall be allowed to be stored on site as long as threshold quantities (the lowest listed limit as defined by Washington law or regulations) for either specific agents or risk categories are not exceeded, and (iii) those materials used in the operation of the Permitted Use that require Biosafety Level 2 (BSL-2) precautions or lower as defined by the most current edition of the text Biosafety in Microbiological and Biomedical Laboratories (BMBL) as published by the U.S. Department of Health and Human Services, all of which shall be generated, used, kept, stored, or disposed of in a manner that complies with all laws regulating any such Hazardous Materials and with good business practices. Tenant shall not engage in the use of hazardous substance at larger than "Laboratory Scale" as defined by WAC 296-828-099. Tenant covenants to remove from the Premises (or the Building, if applicable), upon the expiration or sooner termination of this Lease and at Tenant's sole cost and expense, any and all Hazardous Materials brought upon, stored, used, generated, or released into the environment during the term of this Lease. To the fullest extent permitted by law, Tenant hereby agrees to indemnify, defend, protect, and hold harmless Landlord, Landlord's managing agent and their respective agents and employees, and their respective successors and assigns, from any and all claims, judgments, damages, penalties, fines, costs, liabilities, and losses that arise during or after the term directly or indirectly from the use, storage, disposal, release, or presence of Hazardous Materials on, in, or about the Premises which occurs during the term of this Lease. Tenant shall promptly notify Landlord of any release of Hazardous Materials in, on, or about the Premises that Tenant or Tenant's agents or employees become aware of during the term of this Lease, whether caused by Tenant, Tenant's agents or employees, or any other persons or entities. As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material, or waste which is or becomes regulated by any local or state governmental authority or the United States Government. The term "Hazardous Materials" shall include, without limitation, any material or substance that is (i) defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," or "waste" under any federal, state, or local law, (ii) petroleum, and (iii) asbestos. The provisions of this Section 20, including, without limitation, the indemnification provisions set forth herein, shall survive any termination of this Lease.

SECTION 21    MISCELLANEOUS
21.1    Complete Agreement; No Implied Covenants.
This Lease constitutes the entire agreement of the parties and supersedes all prior written and oral agreements and representations and there are no implied covenants or other agreements between the parties except as expressly set forth in this Lease. Neither Landlord nor Tenant is relying on any representations other than those expressly set forth herein.
21.2    Space Leased AS IS.
Unless otherwise stated in this Lease, the Premises are leased AS IS in the condition now existing with no alterations or other work to be performed by Landlord.
21.3    Captions.
The titles to the Sections of this Lease are descriptive only and are not intended to change or influence the meaning of any Section or to be part of this Lease.
21.4    Nonwaiver.
Failure by Landlord to promptly enforce any regulation, remedy, or right of any kind under this Lease shall not constitute a waiver of the same and such right or remedy may be asserted at any time after Landlord becomes entitled to the benefit thereof notwithstanding delay in enforcement.
21.5    Consent.
Except where otherwise provided in this Lease, either party may withhold its consent for any reason or for no reason whenever that party's consent is required under this Lease.
21.6    Force Majeure.
If performance by Landlord of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by governmental approvals, war, acts of terrorism, strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, governmental actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of Landlord, performance by Landlord for a period equal to the period of that prevention, delay, or stoppage is excused.
21.7    Commissions.
Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Lease in any manner, except for the broker(s) identified in the Basic Lease Terms. Landlord shall pay a leasing commission in accordance with a separate agreement between Landlord and broker.
21.8    Successors.
Subject to Section 9, this Lease shall bind and inure to the benefit of the parties, their respective heirs, successors, and permitted assigns.
21.9    Financial Reports.
Within ten (10) days after Landlord's request, Tenant will furnish Tenant's most recent financial statements to Landlord. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements except (1) to Landlord's lenders or prospective purchasers of the Building who have executed a sales contract with Landlord, (2) in litigation between Landlord and Tenant, or (3) if required by court order.
21.10    Waiver of Jury Trial.
To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.
21.11    Executive Order 13224.
Tenant hereby certifies all persons or entities holding any legal or beneficial interest whatsoever in Tenant are not included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended.
21.12    Relocation.
Landlord shall have the right at any time during the Term of this Lease to require the Tenant to relocate to other space in the Project (hereinafter referred to as "Substitution Space"). The Substitution Space shall have approximately the same rentable square footage as the Premises. If Landlord desires to exercise such right, Landlord shall give Tenant not less than sixty (60) days prior written notification that Tenant is to relocate to another space. Landlord shall pay for all reasonable costs directly related to such relocation, including all reasonable costs and expenses related to improving the space with leasehold improvements equal to those then in Tenant's Premises. After such relocation, all terms, covenants, conditions, provisions, and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that if the Substitution Space contains more square footage than the presently leased Premises, the monthly rental shall be increased proportionately. If Tenant shall retain possession of the Premises or any part thereof following the date set for relocation or termination, Tenant shall be liable to Landlord, for each day of such retention, for double the amount of the daily rental for the last period prior to the date of such expiration or termination, plus actual damages incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made against Landlord by any succeeding tenant to the Premises and Landlord's costs in taking any action to evict Tenant from the Premises.
21.13    Confidentiality.
Landlord and Tenant shall keep the content and all copies of this Lease, all related documents and amendments, and all proposals, materials, information (including but not limited to rental terms, rent abatement, construction allowance, and any other concessions or terms of the business deal), all financial information provided by Guarantor, and matters relating hereto strictly confidential and shall not disclose, divulge, disseminate or distribute any of the same, or permit the same to occur, except to the extent reasonably required for proper business purposes by Landlord's or Tenant's employees, attorneys, agents, insurers, auditors, lenders and permitted successors and assigns (and Landlord shall obligate any such parties to whom disclosure is permitted to honor the confidentiality provisions hereof) and except as may be required by law or court proceedings. This confidentiality provision shall be binding upon the parties hereto and their respective successor and assigns and shall survive the expiration of this Lease. Tenant and its representatives shall be prohibited from issuing any press release(s) or communicating with the media regarding the proposed or agreed to transaction, in which the Tenant has not received prior written authorization from Landlord.
21.14    Mold.
Tenant shall not allow or permit any conduct or omission at the Premises, or anywhere on Landlord's property, that will promote or allow the production or growth of mold, spores, fungus, or any other similar organism (except for non-pathogen microbials that Tenant uses for business purposes only, and only in compliance with applicable laws), and shall indemnify and hold Landlord harmless from any claim, demand, cost, and expense (including attorney fees) arising from or caused by Tenant's failure to strictly comply with its obligations under this provision.
21.15    Intentionally Deleted.
21.16    Exhibits.
Exhibits "A" (Legal Description) "B" (Floor Plan Showing Premises), "C" (Tenant's Work), and "D" (Rules and Regulations) are attached hereto and incorporated as a part of this Lease.
[Signatures on next page.]

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Lease as of the day and year first written above.

LANDLORD:	BROADWAY INVESTORS II, LLC, a Washington, limited liability company

	By:	/s/

	Its:	Manager

TENANT:	ABSCI, LLC, a Delaware limited liability company

	By:	/s/ Sean McClain

	Its:	CEO

STATE OF WASHINGTON	)
) ss.
County of Clark
I certify that ________Lance E. Killian______ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this _11th_ day of __August____, 2016.

/s/ Lorraine Doyle
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	07/01/2019

STATE OF Oregon	)
) ss.
County of Multnomah
I certify that ______Sean McClain____________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the ________CEO_____________________ of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.
DATED this _10th____ day of ______August______, 2016.

/s/ Michael Alexander
NOTARY PUBLIC FOR ~~WASHINGTON~~ Oregon
My Commission Expires:	February 12th, 2019

EXHIBIT "A"
Legal Description
LOTS 3, 4, 5 AND 6 OF BLOCK 24 OF "EAST VANCOUVER" (C-70) LOCATED IN A PORTION OF THE NW 1/4 OF THE SE 1/4 OF SECTION 27.

EXHIBIT "B"
Floor Plan Showing Premises

ABSCI OFFICE (INITIAL PLAN)
ABSCI OFFICE (GROWTH PLAN)

1 LEVEL 3 FLOOR PLAN

ABSCI OFFICE (INITIAL PLAN)
ABSCI OFFICE (GROWTH PLAN)

2 LEVEL 2 FLOOR PLAN GROWTH

PLACE STAMP HERE

ABSCI BIOTECH

LEVEL 2 FLOOR PLANS

SPACE PLAN

EXHIBIT "C"
Tenant's Work
1.    Design of Tenant's Work.
1.1    Landlord shall provide Tenant with copies of all available as-built documentation, including: (a) structural drawings for the Base Building and framing plans and sections for the Premises and one floor below the Premises, (b) Base Building mechanical plans indicating the location and specification of primary systems and points of connection, and (c) as-built architectural and engineering plans for the Premises, including partition, structural, mechanical, electrical, plumbing and reflected ceiling plans.
1.2    Tenant shall provide Landlord with the name of the architect Tenant intends to engage for the preparation of the plans and specifications for the work to be perform at, in or on the Premises by or at the direction of Tenant (collectively, "Tenant's Work"). If Tenant decides to engage a different architect, Tenant shall promptly inform Landlord of the identity and mailing address of such architect.
1.3    Tenant shall submit to Landlord a preliminary plan showing the desired design character and finish of the Premises (the "Space Plans"). The Space Plans shall comply with the terms of the Lease and shall set forth in general the architectural design of the space, plans, elevations, sections, material selections and finishes.
1.4    Within ten (10) business days after receipt of the Space Plans, Landlord shall return to Tenant a set of prints of Space Plans with its suggested modifications and/or approval, which approval shall not be unreasonably withheld or delayed. Unless Landlord responds within such ten (10) business day period, Landlord shall be deemed to have approved the Space Plans. If Tenant disagrees with Landlord's comments, Tenant may do so in writing within five (5) business days of receipt of Landlord's comments. Unless Tenant responds within such five (5) business day period, Tenant shall be deemed to have accepted all suggested modifications.
1.5    If the Space Plans are returned to Tenant with comments, the Space Plans shall be revised by Tenant and resubmitted to Landlord within five (5) business days of receipt by Tenant and Landlord shall respond within five (5) business days or Landlord shall be deemed to have approved Tenant's Space Plans.
1.6    Promptly following the date on which the Space Plans bearing Landlord's approval (with or without suggested modifications) are returned to Tenant, Tenant, at its sole cost and expense, shall cause its architect or designer to prepare working drawings and specifications (the "Plans") for the Premises based on the Space Plans approved by Landlord.
1.7    Upon completion of the Plans, Tenant's architect or designer shall submit to Landlord one (1) set of Plans for Landlord's approval. Landlord's approval of the Plans shall not be unreasonably withheld, conditioned or delayed. One (1) set of Plans bearing Landlord's comments, if any, shall be returned to Tenant's architect or designer within ten (10) business days after receipt thereof.
2.    Permits. Promptly following Landlord's approval of the Plans, Tenant shall submit for and obtain all permits and other governmental approvals required for Tenant's Work. Tenant shall commence Tenant's Work immediately after substantial completion of Landlord's Work and after obtaining all such required permits and governmental approvals and shall diligently see Tenant's Work through to completion in conformance with the requirements of the Lease.
3.    Changes. Any changes in the Tenant's Work from the approved Plans shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld or delayed.
4.    Commencement of Tenant's Work. Tenant shall not commence Tenant's Work until Tenant has:
4.1    Received Landlord's written approval of the Tenant's Plans.
4.2    Notified Landlord in writing of Tenant's intent to commence construction activities.

4.3    Delivered to Landlord a certificate or copy of an insurance policy showing evidence of insurance as required by the Lease for both Tenant and Tenant's contractors. The certificates shall state that the required coverage will remain in force for the duration of construction.
4.4    Delivered to Landlord copies of all required building and/or special permits and approvals issued by the appropriate governmental authorities for the Tenant's Work.
4.5    Delivered to Landlord a copy of the executed construction contract(s) for the Tenant's Work or a list of all contractors, subcontractors and materials suppliers who will perform work or supply materials in connection with the Tenant's Work.
5.    Special Provisions Applicable to Tenant's Work. Tenant's Work shall be performed in a good and workmanlike manner and all improvements constructed pursuant thereto shall be in good and usable condition at the date of completion. Tenant and Tenant's contractors are limited to performing their work, including any storage for construction purposes, within the Premises only. Any outside material and/or tool storage must be approved by Landlord in writing. Landlord shall not charge a construction management fee.
6.    Improvement Allowance. As an inducement to lease, Landlord shall provide Tenant with an "Improvement Allowance" for Tenant's Work in the amount of Fifty-One and 25/100 Dollars ($51.25) per rentable square foot of the Premises for a total of Three Hundred Twenty-Eight Thousand and 00/100 Dollars ($328,000.00) to be used for the cost of Tenant's Work. The Improvement Allowance shall be paid directly to Tenant within thirty (30) days after (a) Landlord has received a detailed breakdown of the cost of Tenant's Work, (b) a certificate of occupancy has been issued by the appropriate governmental authority indicating that Tenant's construction work was performed in accordance with local and state codes and that the Premises are acceptable for occupancy, which work must be completed in accordance with the Plans approved by Landlord, (c) Landlord has received an affidavit from Tenant's general contractor stating that all contractors, subcontractors, materialmen, suppliers, architects, engineers, and all other persons performing work or supplying materials and/or services on or about the Premises in connection with Tenant's Work have been paid in full and have waived all liens and claims arising as a result of such work, (d) Landlord has received approved notarized original final lien waivers for all contractors, subcontractors, materialmen, suppliers and all other persons performing work or supplying materials on or about the Premises in connection with Tenant's Work, (e) Tenant shall not be in arrears with regard to any rent or other charges which may be due or owing or otherwise in default of the Lease, and (f) Tenant is open for business in the Premises.
No amount of the Improvement Allowance shall be allowed to purchase Tenant's inventory, as a setoff against rent, to pay for Tenant's moving costs or furniture, or any other charges owing to Landlord by Tenant. In the event Tenant is in default under the Lease beyond any applicable grace period and Landlord thereafter terminates this Lease, the unamortized portion of the Improvement Allowance shall be deemed sums advanced by Landlord on Tenant's behalf and such unamortized portion (in accordance with the formula set forth below) shall be due from Tenant as additional rent payable in a lump sum as an additional remedy of Landlord under the Lease.
Amortization Formula
U = A x (RM ÷ LM)
WHERE
U = Unamortized portion of Improvement Allowance.
A = Amount of Improvement Allowance plus simple interest at 12% per annum from the date of this Lease until the date of termination.
LM = Total months during the initial Lease term.
AND
RM = Remaining months to the end of the initial Lease term.
7.    Coordination of Tenant's Work. Tenant's Work shall be coordinated with all work being performed or to be performed by Landlord and other occupants of the Building to the end that Tenant's Work will not interfere with the operation of the Building or unreasonably interfere with or delay the completion of any other construction within the Building. Tenant shall cause each contractor and subcontractor working on the Premises to comply with all procedures and regulations prescribed by Landlord.

EXHIBIT "D"
Rules & Regulations
Tenant covenants and agrees to comply with the following rules and regulations as they may be modified or amended during the term:
1.    The entrances, halls, corridors, stairways, exits, and elevators shall not be obstructed by any of the tenants or used for any purpose other than for ingress from their respective premises. The entrances, halls, corridors, stairways, exits, and elevators are not intended for use by the general public but for the tenant and its employees, licensees, and invitees. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally. No tenant shall invite to the tenants' premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators, and other facilities of the Building by any other tenants. Fire exits and stairways are for emergency use only, and they will not be used for any other purpose.
2.    Landlord may refuse admission to the Building outside of Ordinary Building Hours to any person not producing identification satisfactory to Landlord. If Landlord issues identification passes, Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons. Landlord shall, in no case, be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate including closing doors. Landlord also reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building.
3.    No awnings or other projections shall be attached to the outside walls of the Building. No curtains, draperies, shutters, blinds, shade, screens, or other coverings, hangings or decorations, if any, which are different from the standards adopted by Landlord for the Building shall be attached to or hung in any exterior window or door of the premises of any tenant without the prior written consent of Landlord. No files, cabinets, boxes, containers or similar items shall be placed in, against or adjacent to any window of the Building so as to be visible from the outside of the Building.
4.    No sign, placard, picture, name lettering, advertisement, notice, or object visible from the exterior of any tenant's premises shall be displayed in or on the exterior windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, without the prior written consent of Landlord. Landlord may adopt and furnish to tenants general guidelines relating to signs inside the Building and Tenant shall conform to such guidelines. All approved signs or lettering shall be prepared, printed, affixed, or inscribed at the expense of the tenant and shall be of a size, color, and style acceptable to Landlord.
5.    The windows that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills. Each tenant shall cooperate fully with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing draperies and other window coverings when the sun's rays fall upon windows of its premises.
6.    No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, or vestibules.
7.    No bicycles, vehicles, animals, fish, or birds of any kind shall be brought into or kept in the premises of any tenant or the Building, with the exception of bicycles which may be brought into the Building via an entrance designated by Landlord.

8.    No noise or vibrations, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.
9.    No acids, vapors, or other materials shall be discharged or permitted to be discharged into the waste lines, vents, or flues of the Building, which may cause damage to them, as determine by Landlord in its reasonable discretion. The water and wash closets and other plumbing fixtures in or serving the Premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids, paint, or other feign substances shall be deposited therein. All damage resulting from any misuse of the fixtures shall be borne by Tenant. Except as otherwise set forth in the Lease, Tenant shall not, at any time bring into or keep upon the premises or the Building any inflammable, combustible, explosive, environmentally hazardous or otherwise dangerous fluid, chemical, or substance. No tenant shall use or keep or permit to be used or kept any toxic materials or any foul or noxious gas or substance in its premises or permit or suffer its premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of odors or interfere in any way with other tenants or those having business therein.
10.    All movement of freight, furniture, packages, boxes, crates, or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may determine from time to time. Any labor and engineering costs incurred by Landlord on behalf of a particular tenant in connection with any moving herein specified shall be paid by such tenant to Landlord, on demand.
11.    No tenant shall use its premises, or permit any part thereof to be used, for manufacturing or the sale at retail or auction of merchandise, goods, or property of any kind, unless said use is consistent with the use provisions of the Lease.
12.    Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine.
13.    Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power, and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.
14.    No premises of any tenant shall be used for lodging or sleeping or for any immoral or illegal purpose.
15.    The requirements of tenants for any services by Landlord will be attended to only upon prior application to the Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.
16.    Canvassing, soliciting, and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.
17.    Each tenant shall store its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the area of the Building without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance.
18.    No coin vending machine, video game, coin or token operated amusement device, or similar machine shall be used or installed in any tenant's premises without Landlord's prior written consent.

19.    No bankruptcy, going out of business, liquidation, or other form of distress sale shall be held on any of tenant's premises. No advertisement shall be done by loudspeaker, barkers, flashing lights, or displays or other methods not consistent with the character of an office building.
20.    Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with the economic heating, ventilating, air conditioning, electrical, fire safety, lighting systems, cleaning, or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical, or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment or interference. Landlord reserves the right to install solar film on the windows of the Building to aid the efficiency of the HVAC system and to reduce energy costs. No tenant shall remove solar film from any window. Each tenant shall also cooperate with Landlord to comply with any governmental energy-saving rules, laws or regulations.
21.    No acids, vapors, or other similar caustic materials shall be discharged or permitted to be discharged into the waste lines, vents, or flues of the Building. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids, or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, invitees, visitors, or licensees shall have caused the same.
22.    All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors to the tenant's premises shall not be left open at any time. Each tenant, before closing and leaving its premises at any time, shall turn out all lights.
23.    Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.
24.    Landlord reserves the right to add, change, rescind, modify, alter, or waive any rule or regulation at any time prescribed for the Building when, in its reasonable judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants generally, and no alteration or waiver of any rule or regulation in favor of any tenant shall constitute a waiver or alteration in favor of any other tenant. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.
25.    Changes to these rules and regulations shall become effective when written notice thereof is provided to tenants of the Building.
26.    Tenant shall be permitted during the Term of the Lease to bring into the Premises fully domesticated and trained dogs kept by Tenant's employees as pets ("Permitted Dogs") provided and conditioned upon the compliance with each of the following: (i) all Permitted Dogs shall be strictly controlled at all times and shall not be permitted to foul, damage or otherwise mar any part of the Premises or the Building; (ii) upon Landlord's request from time to time, Tenant shall provide Landlord with evidence of all current vaccinations (including rabies) for Permitted Dogs; (iii) Tenant shall be responsible for any additional cleaning costs and all other costs which may arise from the presence of Permitted Dogs and Tenant shall be solely responsible for any soiling or damages caused by any Permitted Dogs (including, without limitation, costs with respect to the maintenance and repair of the parking garage, exterior landscaping and sidewalks); (iv) Tenant shall indemnity, protect, defend and hold harmless Landlord and Landlord's agents, employees and contractors for, from and against any and all costs, claims, damages, expenses, liabilities, costs and expenses (including attorneys' fees) arising from or caused by any and all acts of Permitted Dogs or other dogs brought into the Building by Tenant and Tenant's agents, employees, contractors or invitees (including, without limitation, biting or causing bodily injury to, or damage to property); (v) Tenant shall provide Landlord with evidence that Tenant's insurance covers dog-related injuries and damage; (vi) Tenant shall immediately removal any waste and excrement caused by Permitted Dogs; (vii) Permitted Dogs shall not be permitted in common areas except in route to the Premises and shall enter and leave the Premises solely by means of the freight elevator; (viii) Tenant shall have provided Landlord with an updated list of the description of each Permitted Dog; (ix) Permitted Dogs shall be on a leash at all times when outside of the Premises; (x) Tenant shall take precautions so that Permitted Dogs with fleas and/or infections or open wounds are not allowed in the Building; (xi) strong pet odor and/or poor behavior (such as aggression or loud barking as determined by Landlord in its sole discretion) shall not be tolerated and any dog exhibiting such behavior shall be barred from the Building; (xii) upon thirty (30) days' notice, Tenant shall reimburse Landlord for the cost of any special cleaning services Landlord uses to remedy any soiling or damage caused by a Permitted Dog; and (xiii) each Permitted Dog must have all current licenses required by applicable laws. Landlord shall have the unilateral right at any time to rescind Tenant's rights to have any dogs in the Premises if Tenant violates any of these provisions or if Landlord determines in good faith that there is a legitimate business reason not to continue to allow dogs in the Building.

EXHIBIT "E"
Guaranty
In consideration of the agreement of Broadway Investors II, LLC, a Washington limited liability company ("Landlord"), to enter into a Lease dated ___August 11th________________, 2016 (the "Lease") between Landlord and AbSci, LLC, a Delaware limited liability company ("Tenant"), pertaining to certain premises located on the third (3rd) floor of the Building with an address of 101 E. 6th Street, Vancouver. WA 98660, the undersigned (collectively, and jointly and severally, "Guarantor") hereby unconditionally and irrevocably guarantees the punctual payment of all Base Rent, as defined in the Lease, additional rent and all other payments required to be paid by Tenant under the Lease, and the prompt performance of all other obligations of Tenant under the Lease, provided, however, Guarantor's liability under this Guaranty shall not exceed a total of $250,000.00. As Guarantor consists of more than one person or entity, all liability or Guarantor hereunder shall be joint and several. If after 12 months during the initial lease term, Tenant has not defaulted and faithfully paid their rent and additional rent and Tenant has sent updated financial statements to Landlord that meets Landlord's approval, Landlord, at Landlord's sole discretion will consider removal of John Southern, David Souther and/or The Souther Company guarantee obligations in substitute for other surety provided by Tenant.
Guarantor shall be directly and primarily liable to landlord for any amount due from Tenant under the Lease, without requiring that Landlord first proceed against Tenant, join Tenant in any proceeding brought to enforce this Guaranty, or exhaust any security held by Landlord. Guarantor agrees that Landlord may deal with Tenant in any manner in connection with the Lease without the knowledge or consent of Guarantor and without affecting Guarantor's liability under this Guaranty. Without limiting the generality of the foregoing, Guarantor agrees that any renewal, extension of time, assignment of any right under the Lease, amendment or modification to the Lease, delay or failure by Landlord in the enforcement of any night under the Lease, or compromise of the amount of any obligation or liability under the Lease made with or without the knowledge or consent of Guarantor shall not affect Guarantors liability under this Guaranty. Guarantor's Lability under this Guaranty is absolute and continuing and shall not be affected by any bankruptcy, reorganization, insolvency of similar proceeding affecting Tenant, nor by any termination or disaffirmance of the Lease or any of Tenant's obligations thereunder in connection with such proceeding. This Guaranty shall remain in full force and effect until the performance in full to Landlord's satisfaction of all obligations of Tenant under the Lease.
Guarantor hereby waives any claim or other right now existing or hereafter acquired against Tenant that arises from the performance of Guarantor's obligations under this Guaranty, including, without limitation, any rights of contribution, indemnity, subrogation, reimbursement or exoneration. Guarantor hereby agrees to indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses and expenses, including legal fees, suffered or incurred by Landlord as a result of claims to avoid any payment received by Landlord from Tenant with respect to the obligations of Tenant under the Lease.
Guarantor hereby waives presentment, protest, notice of default demand for payment, and all other suretyship defenses whatsoever with respect to any payment guaranteed under this Guaranty, and agrees to pay unconditionally upon demand all amounts owed under the Lease. Guarantor further waives any setoff, defense or counterclaim that Tenant or Guarantor may have or claim to have against landlord and the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty.
No failure or delay on the part of Landlord in the exercise of any power, right or privilege under this Guaranty or the Lease and no course of dealing with respect thereto shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any power, right or privilege thereunder preclude any other or further exercise thereof or the exercise of any other power, right or privilege. All rights and remedies existing under this Guaranty and the Lease are cumulative to, and not exclusive of, any rights and remedies provided by law or otherwise available.
This Guaranty, and all obligations of any Guarantor hereunder, shall terminate upon payment in full of all guaranteed obligations. If, at any time, all or part of any payment of the guaranteed obligations theretofore made by any Guarantor or any other person is rescinded or otherwise must be returned by Landlord for any reason whatsoever (including 1 without limitation, the insolvency, bankruptcy or reorganization of any Guarantor of any other person), this Guaranty shall continue to be effective or shall be reinstated as to the guaranteed oblations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made.
If Landlord retains an attorney to enforce this Guaranty or to bring any action or any appeal in connection with this Guaranty, the Lease, or the collection of any payment under this Guaranty or the Lease, Landlord shall be entitled to recover its attorneys' fees, costs, and disbursements in connection therewith as determined by the court before which such action or appeal is heard, in addition to any other relief to which Landlord may be entitled. Any amount owing under this Guaranty shall bear interest from the date such amount was payable to Landlord to the date of repayment at a rate equal to the lesser of 18% and the maximum rate permitted by law.
Landlord shall have the unrestricted right to assign this Guaranty in connection with an assignment of the Lease without the consent of, or any other action required by, Guarantor. Each reference in this Guaranty to Landlord shall be deemed to include its successors and assigns, to whose benefit the provisions of this Guaranty shall also inure. Each reference in this Guaranty to Guarantor shalt be deemed to include the successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. Within ten (10) days after delivery of written demand therefor from Landlord, Guarantor shall execute and deliver to Landlord a statement in writing certifying that this Guaranty is unmodified and in full force and effect, which statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the premises or property. If any provision of this Guaranty is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Guaranty shall not be affected.
Notwithstanding anything to the contrary contained in the Lease or this Guaranty, subject to Landlord's reasonable approval, Guarantor shall have the option of depositing $250,000.00 (the "Guaranty Amount") with Landlord to be held by Landlord to unconditionally and irrevocably guaranty the punctual payment of all Base Rent, as defined in the Lease, additional rent and all other payments required to be paid by Tenant under the Lease, and the prompt performance of all other obligations of Tenant under the Lease. If Tenant and/or Guarantor deposits the Guaranty Amount with Landlord, Guarantor shall be released from liability under this Guaranty. Landlord's obligations with respect to the Guaranty Amount are those of a debtor and not of a trustee, and Landlord cam commingle the Guaranty Amount with Landlord's general funds. Landlords shall not be required to pay Tenant interest on the Guaranty Amount.

GUARANTOR:

The Souther Company, an Oregon corporation		John Souther, an individual

19412 green Lakes LP.
By:	/s/ David W. Souther	Bend, OR 97702
		Dated:	8-10-16
Its:	President
Tax ID Number: 93-0638258
Dated:	8-10-16

David Souther, an individual

18611 Couch Market Rd.
Bend, OR 97703
Dated:	8-10-16
[Signature continued on following Page]

STATE OF __Oregon______	)
) ss.
County of __Deschutes________	)
This instrument was acknowledged before me this _10___ day of __Aug._______, 2016,     by David W. Souther.

/s/ Nicole Michelle Samples
Notary Public for	Oregon
My Commission Expires	March 22, 2020

STATE OF ______________	)
) ss.
County of ______________	)
This instrument was acknowledged before me this ____ day of __________, 2016, by _________________________.

Notary Public for
My Commission Expires

STATE OF ______________	)
) ss.
County of ______________	)
This instrument was acknowledged before me this ____ day of __________, 2016, by _________________________.

Notary Public for
My Commission Expires

AMENDMENT NO. 2 OF LEASE
This Amendment No. 2 of Lease (this “Amendment”) is made as of _November 27 , 2017, between Broadway Investors II, LLC, a Washington limited liability company (“Landlord”), and AbSci, LLC, a Delaware limited liability company (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Hudson Building Office Lease dated August 11, 2016, as amended by that certain Amendment No. 1 of Lease dated January 20, 2017 (collectively, the “Lease”). Capitalized terms used in this Amendment shall have the meanings given to them in the Lease, except as provided in this Amendment.
B.    Pursuant to the Lease, Landlord leases to Tenant that certain space containing approximately 6,501 rentable square feet in Suite 300 of the building with an address of 101 E. Sixth Street, Vancouver, Washington 98660 (“Building”), and more particularly described in the Lease (the “Existing Space”).
C.    Landlord and Tenant desire to, among other things, expand the Premises to include that certain space in Suite 320 consisting of approximately 747 rentable square feet, as more particularly described on the attached Exhibit “B-l” (the “Expansion Space”) in accordance with the terms and conditions set forth in this Amendment.
AGREEMENT
In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, Landlord and Tenant agree as follows:
1.Amendment of Lease
A.Expansion Space Commencement Date. Effective as of the date that Landlord delivers possession of the Expansion Space to Tenant in the condition required herein (the “Expansion Commencement Date”) the Premises shall be deemed to include the Expansion Space such that the Premises shall consist of approximately 7,248 rentable square feet. The term of the Lease for the Expansion Space shall run coterminous with the term of the Lease for the Existing Space, such that the Lease shall expire as of December 10, 2021. The anticipated Expansion Commencement Date is October 1, 2017; provided that if Landlord is unable to deliver possession of the Expansion Space on the anticipated Expansion Commencement Date, Landlord shall have no liability to Tenant for delay in delivering possession.
B.As-Is Condition of Expansion Space and Allowance. Except as expressly provided in this Section 1.B., Tenant acknowledges that no representations respecting the condition of the Expansion Space have been made by Landlord or its agents to Tenant, it being expressly understood that Tenant shall accept the Expansion Space in its “as is” condition and Landlord shall have no obligation to make any improvements to the Existing Space or Expansion Space. Subject to Tenants compliance with the provisions of Section 5.2 and Exhibit “C” of the original Lease, Tenant may make improvements to the Expansion Space. As an inducement to enter into this Amendment, Landlord shall provide Tenant with an “Improvement Allowance” in the amount of up to Twenty and 00/100 Dollars ($20.00) per rentable square foot of the Expansion Space (approximately $14,940) to be used for improvements to the Expansion Space. In addition, Landlord shall finance up to (i) Eighteen Thousand Dollars ($18,000.00) for Tenant to move the existing low voltage wiring and sink from the Expansion Space to the adjacent Suite 330 in the Building (“Voltage Allowance”), and (ii) Thirty-Five Thousand Dollars ($35,000.00) for hard cost improvements to the Expansion Space incurred by Tenant in excess of the Improvement Allowance and the Voltage Allowance (“Additional Financed Allowance”). The Improvement Allowance, Voltage Allowance and Additional Financed Allowance are collectively referred to herein as the “Allowance”. In no event shall any portion of the Allowance be used to purchase Tenants inventory or as a set off against rent owing to Landlord by Tenant. Tenant shall have no right to any portion of the Allowance that it does not use as required herein by November 30, 2018, and Landlord shall have no obligation to disburse such unused portion.
The Allowance shall be paid directly to Tenant within thirty (30) days after (a) Landlord has received a detailed breakdown of the cost of Tenant’s improvements in the Expansion Space, (b) if necessary, a certificate of occupancy has been issued by the appropriate governmental authority indicating that Tenant’s construction work was performed in accordance with local and state codes and that the Expansion Space is acceptable for occupancy, (c) Landlord has received an affidavit from Tenant’s general contractor stating that all contractors, subcontractors, materialmen, suppliers, architects, engineers, and all other persons performing work or supplying materials and/or services on or about the Premises in connection with Tenant’s improvements have been paid in full and have waived all liens and claims arising as a result of such work, (d) Landlord has received approved notarized original final lien waivers for all contractors, subcontractors, materialmen, suppliers and all other persons performing work or supplying materials on or about the Premises in connection with Tenant’s improvements in the Expansion Space, and (e) Tenant shall not be in arrears with regard to any rent or other charges which may be due or owing or otherwise in default of the Lease.
Tenant shall repay Landlord the Voltage Allowance and Additional Financed Allowance, as additional rent and along with monthly Base Rent, in equal monthly installments of principal and interest, amortized over the remaining term of the Lease, which principal amount shall incur interest on the unpaid principal balance at the rate of eight percent (8%) per annum. In the event Tenant is in default at any time under the Lease, the entire unpaid principal balance and accrued interest on the Voltage Allowance and Additional Financed Allowance shall be immediately due and payable.

C.Base Rent. Beginning as of the Expansion Commencement Date and continuing through the remainder of the term of the Lease, Tenant shall pay Landlord monthly Base Rent with respect to the Premises as follows:

Period (Months)	Monthly Base Rent for Existing Space	Monthly Base Rent for Expansion Space	Total Monthly Base Rent
Expansion Commencement Date - 11/30/17*	$12,652.20	Abated	$12,652.20
12/1/17 - 12/31/17	$12,652.20	$1,867.50	$14,519.70
1/1/18 - 9/30/18	$14,731.27	$1,867.50	$16,598.77
10/1/18 - 12/31/18	$14,731.27	$1,923.53	$16,654.80
1/1/19 - 9/30/19	$15,173.20	$1,923.53	$17,096.73
10/1/19 - 12/31/19	$15,173.20	$1,981.24	$17,154.44
1/1/20 - 9/30/20	$15,628.40	$1,981.24	$17,609.64
10/1/20 - 12/31/20	$15,628.40	$2,040.68	$17,669.08
1/1/21 - 9/30/21	$16,097.25	$2,040.68	$18,137.93
10/1/21 - 11/30/21	$16,097.25	$2,101.90	$18,199.15
12/1/21 - 12/10/21**	$5,192.66	$678.00	$5,870.66
D.

*The dates set forth in the table shall be adjusted such that Tenant’s obligation to pay monthly Base Rent with respect to the Expansion Space shall be abated for the first (1st) two (2) full months after the Expansion Space.
**Monthly Base Rent Prorated based upon 31 days in December.

As reflected above, Tenant shall have no obligation to pay monthly Base Rent for the first (1st) two (2) full months with respect to the Expansion Space, commencing with the Expansion Space Commencement Date (the “Expansion Space Free Rent Period”) resulting in an abatement of monthly Base Rent in the amount of $1,867.50 per month. If the Lease is terminated during such Expansion Space Free Rent Period, Tenant shall not be entitled to any such rent abatement after the date of termination nor shall Tenant be entitled to assert any right to rent abatement after such termination against any sums due Landlord. The rent abatement granted under this Section is solely for the benefit of the entity executing this Amendment as tenant and is not transferable to any assignee or subtenant. In the event of a default by Tenant under the terms of the Lease which results in early termination pursuant to the provisions hereof, then as a part of the recovery to which Landlord shall be entitled shall be included a portion of such rent which was abated under the provisions of this Section, which portion shall be determined by multiplying the total amount of rent which was abated under this Section by a fraction, the numerator of which is the number of months remaining in the term of the Lease at the time of such default and the denominator of which is the number
E.

of months during the term of the Lease that Tenant is obligated to pay monthly Base Rent with respect to the Expansion Space. Notwithstanding the foregoing, during the Free Rent Period, Tenant shall pay Tenant’s Proportionate Share of operating expenses and real property taxes
F.Tenant’s Proportionate Share. As of the Expansion Commencement Date, Tenant’s Proportionate Share for the Premises shall be 16.63% (7,248 RSF/43,579 RSF) for purposes of calculating Tenant’s share of operating expenses and real property taxes.
G.Addresses for Landlord. From and after the date hereof, the address for notices to Landlord shall be as follows: 101 East 6th Street, Suite 350, Vancouver, Washington 98660, Attn: Lance Killian. From and after the date hereof, the address for rent payments to Landlord shall be as follows: Broadway Investors II, LLC, PO Box 122, Emerson, NJ 07630.
H.Option Rights. All options granted to Tenant and contained in the Lease, if any, including, without limitation, the right of first offer contained in Section 1.3 of the original Lease, any right to extend the term or expand the Premises are hereby deleted and are of no force or effect.
2.Tenant Representations
Tenant represents and warrants that:
A.Due Authorization. Tenant has full power and authority to enter into this Amendment without the consent of any other person or entity;
B.No Assignment. Tenant has not assigned the Lease, or sublet the Premises;
C.No Default. Tenant is not in default of the Lease and Tenant acknowledges that Landlord is not in default of the Lease;
D.Binding Effect. The Lease is binding on Tenant and is in full force and effect, and Tenant has no defenses to the enforcement of the Lease; and
E.Real Estate Brokers. There is no real estate broker or agent who is or may be entitled to any commission or finder’s fee in connection with the representation of Tenant in this Amendment and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys’ fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such Tenant’s discussions, negotiations and/or dealings with any real estate broker or agent.
3.General Provisions
A.Attorneys’ Fees. If a suit or an action is instituted in connection with any dispute arising out of this Amendment or the Lease or to enforce any rights hereunder or thereunder, the prevailing party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys’ and paralegals’ fees incurred in connection with the preparation for and the participation in any legal proceedings (including, without limitation, any arbitration proceedings or court proceedings, whether at trial or on any appeal or review), in addition to all other costs or damages allowed.
B.Counterparts; Facsimile and Scanned Email Signatures. This Amendment may be executed in counterparts and when each party has signed and delivered at least one such executed counterpart to the other party, then each such counterpart shall be deemed an original, and, when taken together with the other signed counterpart, shall constitute one agreement which shall be binding upon and effective as to all signatory parties. Facsimile and scanned e mail signatures shall operate as originals for all purposes under this Amendment.
C.Effect of Amendment. The Lease is unmodified except as expressly set forth in this Amendment. Except for the modifications to the Lease set forth in this Amendment, the Lease remains in full force and effect. To the extent any provision of the Lease conflicts with or is in any way inconsistent with this Amendment, the Lease is deemed to conform to the terms and provisions of this Amendment.
D.Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No amendment, modification or supplement to this Amendment shall be binding upon the parties unless in writing and executed by Landlord and Tenant.
E.Integration. This Amendment contains the entire agreement and understanding of the parties with respect to the matters described herein, and supersedes all prior and contemporaneous agreements between them with respect to such matters.
F.Submission of Amendment. The submission of this Amendment for examination and negotiation does not constitute an offer to execute this Amendment by Landlord. This Amendment shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	BROADWAY INVESTORS II, LLC,
a Washington limited liability company

	By:	/s/ Joseph P. Fanclli

	Its:	COO

TENANT:	ABSCI, LLC,
a Delaware limited liability company

	By:	/s/ Sean McCLain

	Its:	Sean McClain
Reaffirmation of Guaranty:
By executing this Amendment in the space provided below. The Souther Company, an Oregon corporation, David Souther, an individual, and John Souther, an individual (each a “Guarantor”) reaffirm the obligations of Guarantor under his/its previously executed guaranty of Lease (the “Guaranty”) with respect to the Existing Space only. Tenant’s obligations with respect to the Expansion Space shall not be guaranteed by Guarantor and shall not be subject to the Guaranty.
GUARANTOR:
The Souther Company,
an Oregon corporation

By:	/s/ David Souther

Its:	President

/s/ David Souther
David Southern, an individual

/s/ John B Souther Jr.
John Southern, an individual

STATE OF WASHINGTON	)
) ss.
County of Clark	)
I certify that ____Joseph P. Fanclli_________________ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this __27th___ day of   November  , 2017

/s/ Lorraine Doyle___________________ NOTARY PUBLIC FOR WASHINGTON My Commission Expires: 07/01/2019

STATE OF Washington	)
) ss.
County of Clark	)
I certify that __Sean McClain__________________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the _________CEO_______________________ of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.
DATED this __27th___ day of   November  , 2017.

/s/ Lorraine Doyle________________ NOTARY PUBLIC FOR WASHINGTON My Commission Expires: March 22, 2021

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that    David Souther              appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the       Predsident                         of The Souther Company, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.6
DATED this __4th___ day of ___December_, 2017.

/s/ Heather Anne Ochoa NOTARY PUBLIC FOR ~~WASHINGTON~~ Oregon My Commission Expires: July 20, 2021

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that.    David Souther              appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it to be the free and voluntary act of such person for the uses and purposes mentioned in this instrument.
DATED this __4th___ day of ___December_, 2017.

/s/ Heather Anne Ochoa NOTARY PUBLIC FOR ~~WASHINGTON~~ Oregon My Commission Expires: July 20, 2021

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that.    David Souther              appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it to be the free and voluntary act of such person for the uses and purposes mentioned in this instrument.
DATED this __4th___ day of ___December_, 2017.

/s/ Heather Anne Ochoa NOTARY PUBLIC FOR ~~WASHINGTON~~ Oregon My Commission Expires: July 20, 2021

EXHIBIT B-l
Expansion Space

AMENDMENT NO. 3 OF LEASE
This Amendment No. 3 of Lease (this “Amendment”) is made as of ____7/31__________, 2018, between Broadway Investors II, LLC, a Washington limited liability company (“Landlord”), and AbSci, LLC, a Delaware limited liability company (“Tenant”).
RECITALS
A.    Landlord and Tenant entered into that certain Hudson Building Office Lease dated August 11, 2016, as amended by that certain Amendment No. 1 of Lease dated January 20, 2017, and that certain Amendment No. 2 of Lease dated November 27, 2017 (collectively, the “Lease”). Capitalized terms used in this Amendment shall have the meanings given to them in the Lease, except as provided in this Amendment.
B.    Pursuant to the Lease, Landlord leases to Tenant that certain space containing approximately 7,248 rentable square feet in Suite 300 and Suite 320 of the building with an address of 101 E. Sixth Street, Vancouver, Washington 98660 (“Building”), and more particularly described in the Lease (the “Premises”).
C.    In connection with the Lease, The Souther Company, an Oregon corporation, David Souther, an individual, and John Souther, an individual (collectively, “Guarantors”), executed that certain Guaranty (the “Guaranty”). Landlord, Tenant, and Guarantors desire to, among other things, provided for the delivery by Tenant to Landlord of a Letter of Credit (as defined below) in exchange for a release of the Guarantors’ liability under the Guaranty in accordance with the terms and conditions set forth in this Amendment.
AGREEMENT
In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, Landlord and Tenant agree as follows:
1.    Amendment of Lease.
A.    Letter of Credit. Concurrently with the execution of this Amendment, Tenant must deliver to Landlord an unconditional, irrevocable standby letter of credit (“Letter of Credit”) which conforms in form and substance to the attached Schedule “1” (or is otherwise reasonably acceptable to Landlord) and which:
(a)    is issued by a United States federal or state chartered bank (“Issuer”) that: (i) is either a member of the New York Clearing House Association or is a commercial bank or trust company reasonably acceptable to Landlord, (ii) has total assets of at least $10,000,000,000 as determined in accordance with generally accepted accounting principles consistently applied (“Total Assets”), or such lesser amount as accepted by Landlord in its sole discretion, and (iii) has a rating (“CAMELS Rating”) of 2 or higher under the Uniform Financial Institutions Rating System (“UFIRS”) adopted by the Federal Financial Institution Council (“FFIEC”) and the Office of Banks and Real Estate, Bureau of Banks and Trust Companies (“Bureau”);
(b)    names Landlord as beneficiary thereunder;
(c)    has a term ending not less than one (1) year after the date of issuance;
(d)    automatically renews for one-year periods unless Issuer notifies beneficiary in writing, at least sixty (60) days prior to the expiration date, that Issuer elects not to renew the Letter of Credit;

(e)    provides for payment to beneficiary of immediately available funds (denominated in United States dollars) in the amount of $250,000.00 within three (3) banking days after presentation of the Sight Draft substantially conforming to the form attached as Exhibit “A” to the Letter of Credit;
(f)    provides that draws may be presented, and are payable, at Issuer’s letterhead office, or by facsimile or email to the addresses set forth on Issuer’s letterhead, if any, or such other facsimile number or email address provided to beneficiary;
(g)    is payable in sight drafts which only require the beneficiary to state that the draw is payable to the order of beneficiary;
(h)    permits partial and multiple draws;
(i)    permits multiple transfers by beneficiary;
(j)    waives any rights Issuer may have, at law or otherwise, to subrogate to any claims beneficiary may have against applicant or applicant may have against beneficiary; and
(k)    is governed by INTERNATIONAL STANDBY PRACTICES ISP98 (INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590).
The Letter of Credit (as transferred, extended, renewed or replaced) must be maintained during the entire Lease Term, as extended or renewed, and for a period of sixty (60) days thereafter.
B.    Transfer; Fees. Landlord may freely transfer the Letter of Credit in connection with an assignment of the Lease without: (i) Tenant’s consent, (ii) restriction on the number of transfers or (iii) condition, other than presentment to Issuer of the original Letter of Credit and a duly executed transfer document conforming to the form attached as Exhibit “B” to the Letter of Credit. Tenant is solely responsible for any bank fees or charges imposed by Issuer in connection with the issuance of the Letter of Credit or any transfer, renewal, extension or replacement thereof. If Tenant fails to timely pay such transfer fee, Landlord may, at its option and without notice to Tenant, elect to pay any transfer fees to Issuer when due, and upon payment, such amount will become immediately due and payable from Tenant to Landlord as Additional Rent under the Lease.
C.    Definition of Draw Event. “Draw Event” means the occurrence of any of the following events:
(a)    Tenant fails to pay fully any item of Rent as and when due;
(b)    Tenant: (i) breaches or fails to timely perform any of its other obligations under the Lease, (ii) the breach or failure continues for a period of ten (10) days without regard to any cure period granted under the Lease and without regard to whether such breach or failure is determined (upon occurrence or at any later time) to be an Event of Default and (iii) Tenant has either failed to commence cure of the breach or failure or, if cure has been commenced, is not diligently pursuing such cure;
(c)    Tenant fails to timely cause the Letter of Credit to be renewed or replaced as required in Section 1.E. below;
(d)    An Issuer Quality Event as described in Section 1.F. below;
(e)    An Event of Default under Section 10 of the Lease; or

(f)    Tenant holds over or remains in possession of the Premises after the expiration of the Term or termination of the Lease, without Landlord’s prior written consent.
D.    Draw and Use of Draw Proceeds. Immediately upon the occurrence of any one or more Draw Events, and at any time thereafter, Landlord may draw on the Letter of Credit, in whole or in part (if partial draw is made, Landlord may make multiple draws), as Landlord may determine in Landlord’s sole and absolute discretion. The term “Draw Proceeds” means the cash proceeds of any draw or draws made by Landlord under the Letter of Credit. Any delays by Landlord in drawing on the Letter of Credit or using the Draw Proceeds will not constitute a waiver by Landlord of any of its rights hereunder with respect to the Letter of Credit or the Draw Proceeds. Landlord will hold the Draw Proceeds in its own name and may co-mingle the Draw Proceeds with other accounts of Landlord or invest them as Landlord may determine in its sole and absolute discretion. Issuer’s failure to timely honor a draw request shall be an Event of Default under the Lease.
In addition to any other rights and remedies Landlord may have, Landlord may in its sole and absolute discretion and at any time, use and apply all or any portion of the Draw Proceeds to pay Landlord for any one or more of the following:
(a)    Rent or any other sum which is past due, due or becomes due, or to which Landlord is otherwise entitled under the terms of the Lease, whether due to the passage of time, the existence of a default or otherwise (including, without limitation, late payment fees or charges and any amounts which Landlord is or would be allowed to collect under the Lease, and without deducting therefrom any offset for proceeds of any potential reletting or other potential mitigation which has not in fact occurred at the time of the draw);
(b)    any and all amounts incurred or expended by Landlord in connection with the exercise and pursuit of any one or more of Landlord’s rights or remedies under the Lease, including, without limitation, reasonable attorneys’ fees and costs;
(c)    any and all amounts incurred or expended by Landlord in obtaining the Draw Proceeds, including, without limitation, reasonable attorneys’ fees and costs; or
(d)    any and all other damage, injury, expense or liability caused to or incurred by Landlord as a result of any Event of Default, Draw Event or other breach, failure or default by Tenant under the Lease.
To the extent that Draw Proceeds exceed the amounts so applied, such excess Draw Proceeds will be deemed paid to Landlord to establish a credit on Landlord’s books in the amount of such excess, which credit may be applied by Landlord thereafter (in Landlord’s sole and absolute discretion), to any of Tenant’s obligations to Landlord under the Lease as and when they become due. Following any use or application of the Draw Proceeds, Tenant, if requested by Landlord in writing, must, within ten (10) days after receipt of Landlord’s request, cause a replacement Letter of Credit complying with Section 1.A. above to be issued and delivered to Landlord; provided, however, that the amount of the replacement Letter of Credit will be an amount equal to the original amount of the Letter of Credit (as set forth in Section 1.A.(e) above) less any unapplied Draw Proceeds on the date the replacement Letter of Credit is issued. Upon Landlord’s receipt of the replacement Letter of Credit, Landlord will deliver the prior original Letter of Credit to Issuer for cancellation (if not theretofore fully drawn) and any unapplied Draw Proceeds will be applied in accordance with Sections 1.D.(a), (b), (c) and (d) above.

If it is determined or adjudicated by a court of competent jurisdiction, or any arbitration or other alternative dispute resolution proceeding, that Landlord was not entitled to draw on the Letter of Credit, Tenant may, as its sole and exclusive remedy, cause Landlord to: (i) deliver the prior original Letter of Credit to Issuer for cancellation (if not theretofore fully drawn), (ii) return to Issuer the amount of the Draw Proceeds which the court, or other dispute resolution authority, determines Landlord was not entitled to draw and (iii) reimburse Tenant for all out-of-pocket fees, costs and interest expenses actually incurred by Tenant as a direct result of Landlord’s draw on the Letter of Credit (including without limitation the costs and expenses of providing a replacement Letter of Credit and any attorneys’ fees and expenses); provided, however, Tenant may exercise its exclusive remedy only after Tenant has: (y) cured all defaults under the Lease, if any, and (z) caused a replacement Letter of Credit complying with Section 1.A. above to be issued and delivered to Landlord. Landlord will not be liable for any other actual damages or any indirect, consequential, special or punitive damages incurred by Tenant in connection with either a draw by Landlord on the Letter of Credit or the use or application by Landlord of the Draw Proceeds. Nothing in the Lease or in the Letter of Credit will confer upon Tenant any property rights or interest in any Draw Proceeds.
E.    Renewal and Replacement. The Letter of Credit must provide that it will be automatically renewed unless Issuer provides written notice of nonrenewal to Landlord at least sixty (60) days prior to the expiration date of the Letter of Credit. If written notice of nonrenewal is received from Issuer, Tenant must renew the Letter of Credit or replace it with a new Letter of Credit, at least thirty (30) days prior to the stated expiration date of the then-current Letter of Credit. Any renewal or replacement Letter of Credit must meet the criteria set forth in Section 1.A. above, and must have a term commencing at least one day prior to the stated expiration date of the immediately prior Letter of Credit. Failure to provide a renewal or replacement Letter of Credit as provided above will, at Landlord’s election, be an Event of Default under the Lease.
F.    Issuer Quality Event. If an Issuer Quality Event occurs, Tenant, upon thirty (30) days advance written notice from Landlord, must, at its own cost and expense, provide Landlord with a replacement Letter of Credit meeting all of the requirements of Section 1.A. above. Failure to timely provide a replacement Letter of Credit shall, at Landlord’s election, be an Event of Default under the Lease. The term “Issuer Quality Event” means the Issuer fails to meet criteria set forth in Section 1.A.(a) above.
G.    Additional Agreements of Tenant. Tenant expressly acknowledges and agrees that:
(a)    the Letter of Credit constitutes a separate and independent contract between Landlord and Issuer, and Tenant has no right to submit a draw to Issuer under the Letter of Credit;
(b)    Tenant is not a third-party beneficiary of such contract, and Landlord’s ability to either draw under the Letter of Credit for the full or any partial amount thereof or to apply Draw Proceeds may not, in any way, be conditioned, restricted, limited, altered, impaired or discharged by virtue of any Laws to the contrary, including, but not limited to, any Laws that restrict, limit, alter, impair, discharge or otherwise affect any liability that Tenant may have under the Lease or any claim that Landlord has or may have against Tenant;
(c)    neither the Letter of Credit nor any Draw Proceeds will be or become the property of Tenant, and Tenant does not and will not have any property right or interest therein;

(d)    Tenant is not entitled to any interest on any Draw Proceeds;
(e)    neither the Letter of Credit nor any Draw Proceeds constitute an advance payment of Rent, security deposit or rental deposit;
(f)    neither the Letter of Credit nor any Draw Proceeds constitute a measure of Landlord’s damages resulting from any Draw Event, Event of Default or other breach, failure or default (past, present or future) under the Lease; and
(g)    Tenant will cooperate with Landlord, at Tenant’s own expense, in promptly executing and delivering to Landlord all modifications, amendments, renewals, extensions and replacements of the Letter of Credit, as Landlord may reasonably request.
H.    Restrictions on Tenant Actions. Tenant hereby irrevocably waives any and all rights and claims that it may otherwise have at law or in equity, to contest, enjoin, interfere with, restrict or limit, in any way whatsoever, any requests or demands by Landlord to Issuer for a draw or payment to Landlord under the Letter of Credit. If Tenant, or any person or entity on Tenant’s behalf or at Tenant’s discretion, brings any proceeding or action to contest, enjoin, interfere with, restrict or limit, in any way whatsoever, any one or more draw requests or payments under the Letter of Credit, Tenant will be liable for any and all direct and indirect damages resulting therefrom or arising in connection therewith, including, without limitation, reasonable attorneys’ fees and costs. Nothing contained in this Section 1.H. shall preclude Tenant from instituting legal proceedings against Landlord for damages in connection with a wrongful draw on the Letter of Credit by Landlord so long as such legal proceedings do not in any way contest, enjoin, interfere, restrict or limit Landlord’s draw request under the Letter of Credit.
I.    Cancellation After End of Term. Provided that no Draw Event, Event of Default, or other breach or default under the Lease then exists, Landlord will deliver the Letter of Credit to the Issuer for cancellation within sixty (60) days after Tenant surrenders the Premises to Landlord upon the expiration of the Term.
2.    Conditional Release of Guarantors. Upon Tenant’s deposit with Landlord of the Letter of Credit as required herein, Guarantors shall be deemed to be released from liability under the Guaranty, and Landlord shall send written notice to Guarantors of such release.
3.    Tenant Representations
Tenant represents and warrants that:
A.    Due Authorization. Tenant has full power and authority to enter into this Amendment without the consent of any other person or entity;
B.    No Assignment. Tenant has not assigned the Lease, or sublet the Premises;
C.    No Default. Tenant is not in default of the Lease and Tenant acknowledges that Landlord is not in default of the Lease;
D.    Binding Effect. The Lease is binding on Tenant and is in full force and effect, and Tenant has no defenses to the enforcement of the Lease; and
E.    Real Estate Brokers. There is no real estate broker or agent who is or may be entitled to any commission or finder’s fee in connection with the representation of Tenant in this Amendment and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys’ fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such Tenant’s discussions, negotiations and/or dealings with any real estate broker or agent.
4.    Generali Provisions
A.    Attorneys’ Fees. If a suit or an action is instituted in connection with any dispute arising out of this Amendment or the Lease or to enforce any rights hereunder or thereunder, the prevailing party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys’ and paralegals’ fees incurred in connection with the preparation for and the participation in any legal proceedings (including, without limitation, any arbitration proceedings or court proceedings, whether at trial or on any appeal or review), in addition to all other costs or damages allowed.
B.    Counterparts; Facsimile and Scanned Email Signatures. This Amendment may be executed in counterparts and when each party has signed and delivered at least one such executed counterpart to the other party, then each such counterpart shall be deemed an original, and, when taken together with the other signed counterpart, shall constitute one agreement which shall be binding upon and effective as to all signatory parties. Facsimile and scanned e mail signatures shall operate as originals for all purposes under this Amendment.
C.    Effect of Amendment. The Lease is unmodified except as expressly set forth in this Amendment. Except for the modifications to the Lease set forth in this Amendment, the Lease remains in full force and effect. To the extent any provision of the Lease conflicts with or is in any way inconsistent with this Amendment, the Lease is deemed to conform to the terms and provisions of this Amendment.
D.    Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No amendment, modification or supplement to this Amendment shall be binding upon the parties unless in writing and executed by Landlord and Tenant.
E.    Integration. This Amendment contains the entire agreement and understanding of the parties with respect to the matters described herein, and supersedes all prior and contemporaneous agreements between them with respect to such matters.
F.    Submission of Amendment. The submission of this Amendment for examination and negotiation does not constitute an offer to execute this Amendment by Landlord. This Amendment shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.
[Signatures on following pages.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	BROADWAY INVESTORS II, LLC, a Washington limited liability company

	By:	/s/ Lance E. Killian

	Its:	Manager

TENANT:	ABSCI, LLC, a Delaware limited liability company

	By:	/s/ Sean McClain

	Its:	/s/ Sean McClain
Reaffirmation of Guaranty:
By executing this Amendment in the space provided below, Guarantors reaffirm their respective obligations under the Guaranty, as modified by the provisions of this Amendment, provided that such Guaranty shall be deemed released upon Landlord’s receipt of the Letter of Credit, as provided in this Amendment.

GUARANTORS:
The Souther Company, an Oregon corporation

By:

Its:

David Souther, an individual

John Souther, an individual

STATE OF WASHINGTON	)
) ss.
County of Clark	)
I certify that   Lance E. Killian      appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this   31st   day of   July        , 2018.

/s/ Lorraine Doyle
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	7/01/2019

STATE OF WASHINGTON	)
) ss.
County of Clark	)
I certify that __Sean McClain________________ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this   27th    day of   November  , 2018.

/s/ Lorraine Doyle
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	7/01/2019

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	BROADWAY INVESTORS II, LLC, a Washington limited liability company

By:

Its:

TENANT:	ABSCI, LLC, a Delaware limited liability company

By:

Its:
Reaffirmation of Guaranty:
By executing this Amendment in the space provided below, Guarantors reaffirm their respective obligations under the Guaranty, as modified by the provisions of this Amendment, provided that such Guaranty shall be deemed released upon Landlord’s receipt of the Letter of Credit, as provided in this Amendment.

GUARANTORS:
The Souther Company, an Oregon corporation

By:	/s/ David W. Souther

Its:	President

/s/ David W. Souther
David Souther, an individual

/s/ John B. Souther Jr.
John Souther, an individual

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that ________________________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ________________________ of The Souther Company, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this __1st__ day of ___August_____, 2018.

/s/ Heather Anne Ochoa
NOTARY PUBLIC FOR OREGON
My Commission Expires:	May 31, 2022

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that David Souther, an individual, appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this __1st__ day of ____August_____, 2018.

/s/ Heather Anne Ochoa
NOTARY PUBLIC FOR OREGON
My Commission Expires:	May 31, 2022

STATE OF Oregon	)
) ss.
County of Deschutes	)
I certify that John Southern, an individual, appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this __1st__ day of ___August_____, 2018.

/s/ Heather Anne Ochoa
NOTARY PUBLIC FOR OREGON
My Commission Expires:	May 31, 2022

SCHEDULE 1
Form of Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT NO LC ______

DATE:	JUNE XX, 2018

ISSUING BANK:	WESTERN ALLIANCE BANK 55 ALMADEN BOULEVARD, SUITE 100 SAN JOSE, CA 95113

BENEFICIARY:	BROADWAY INVESTORS II, LLC 101 E. Sixth St., Suite 350 Vancouver, Washington 98660

APPLICANT:	ABSCI, LLC 101 E 6TH ST SUITE 300 VANCOUVER, WA 98660

AMOUNT:	USD 250,000

EXPIRATION DATE:	TBD

LOCATION:	AT OUR COUNTER IN SAN JOSE, CALIFORNIA
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. LC ____ IN YOUR FAVOR (THE “BENEFICIARY”). THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DRAWING DOCUMENTS:
1.    THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2.    YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.
3.    BENEFICIARY’S DATED AND SIGNED STATEMENT STATING THE FOLLOWING:
“THE UNDERSIGNED IS ENTITLED TO DRAW UPON THIS CREDIT IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN CONTRACT BY AND BETWEEN BROADWAY INVESTORS II, LLC AND ABSCI, LLC (AS THE SAME MAY BE MODIFIED, AMENDED OR ASSIGNED).”
PARTIAL DRAWING AND MULTIPLE PRESENTATIONS ARE ALLOWED.
THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) HERETO, IF ANY, MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY, PROVIDED; HOWEVER, THAT THE REMAINING AMOUNT AVAILABLE HEREUNDER SHALL BE REDUCED BY THE AMOUNT OF THE DRAWINGS.
DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.
PRESENTATION OF SUCH DRAWING DOCUMENTS MAY ALSO BE MADE BY FAX TRANSMISSION TO FAX NO. (408) 275-0362 OR SUCH OTHER FAX NUMBER IDENTIFIED BY

ISSUER IN A WRITTEN NOTICE TO YOU. TO THE EXTENT A PRESENTATION IS MADE BY FAX TRANSMISSION, YOU MUST (I) PROVIDE EMAIL NOTIFICATION THEREOF TO ISSUER AT LETTEROFCREDIT-DL@BRIDGEBANK.COM PRIOR TO OR SIMULTANEOUSLY WITH THE SENDING OF SUCH FAX TRANSMISSION AND (II) SEND THE ORIGINAL OF THE DRAWING DOCUMENTS TO ISSUER BY OVERNIGHT COURIER, AT THE SAME TIME TO THE ADDRESS PROVIDED BELOW FOR PRESENTATION OF DOCUMENTS.
IF THE DRAWING DOCUMENTS ARE PRESENTED HEREUNDER BY SIGHT OR FACSIMILE TRANSMISSION AS PERMITTED HEREUNDER, AND PROVIDED THAT SUCH DRAWING DOCUMENTS CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT SPECIFIED, IN IMMEDIATELY AVAILABLE
FUNDS ON THE THIRD BANKING DAY SUBJECT TO THE BANK’S RECEIPT OF THE ORIGINAL DRAWING DOCUMENTS. IF A DEMAND FOR PAYMENT MADE BY YOU HEREUNDER DOES NOT, IN ANY INSTANCE, CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE SHALL GIVE YOU NOTICE WITHIN TWO (2) BANKING DAYS THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS THEREFORE AND THAT WE WILL UPON YOUR INSTRUCTIONS HOLD ANY DOCUMENTS AT YOUR DISPOSAL OR RETURN THE SAME TO YOU. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT YOU ARE ENTITLED TO DO SO AND WITHIN THE VALIDITY OF THIS LETTER OF CREDIT.
THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY (ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE) IN ITS ENTIRETY ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT BENEFICIARY CERTIFIES IN THE TRANSFER REQUEST AS THE SUCCESSOR IN INTEREST TO BENEFICIARY (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF CREDIT TRANSFER INSTRUCTIONS (IN THE FORM OF EXHIBIT “B” ATTACHED HERETO). PAYMENT OF OUR TRANSFER COMMISSION IN EFFECT AT THE TIME OF THE TRANSFER IS FOR ACCOUNT OF THE APPLICANT. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK.
THE DATE THIS LETTER OF CREDIT FULLY AND FINALLY EXPIRES, [DATE TBD] IS THE “TERMINAL EXPIRY DATE”, IF IT HAS NOT PREVIOUSLY EXPIRED IN ACCORDANCE WITH THE SUCCEEDING PARAGRAPH. NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER THE TERMINAL EXPIRY DATE WILL BE HONORED.
THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A ONE YEAR PERIOD STARTING FROM THE PRESENT EXPIRATION DATE HEREOF, AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY SUCH EXPIRATION DATE WE HAVE SENT YOU A WRITTEN NOTICE BY COURIER SERVICE OR OVERNIGHT MAIL THAT WE ELECT NOT TO PERMIT THIS LETTER OF CREDIT TO BE SO EXTENDED BEYOND ITS THEN CURRENT EXPIRATION DATE. NO PRESENTATION MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

THIS LETTER OF CREDIT MAY ALSO BE CANCELLED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY WESTERN ALLIANCE BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY, FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY ON COMPANY LETTERHEAD STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.
DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS OF A BANKING DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: WESTERN ALLIANCE BANK, 55 ALMADEN BLVD., SUITE 100, SAN JOSE, CA 95113, U.S.A. ATTENTION: INTERNATIONAL BANKING DIVISION - STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT (THE “BANK’S” OFFICE).
AS USED HEREIN, THE TERM “BANKING DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SAN JOSE, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE TERMINAL EXPIRY DATE IS NOT A BANKING DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BANKING DAY.
ALL BANKING CHARGES UNDER THIS LETTER OF CREDIT INCLUDING WIRE REMITTANCE FEE ARE FOR THE ACCOUNT OF THE APPLICANT.
ISSUING BANK HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNITY, EXONERATION, CONTRIBUTION OF ANY OTHER CLAIM WHICH APPLICANT MAY NOW OR HEREAFTER HAVE AGAINST BENEFICIARY OR WHICH BENEFICIARY MAY NOW OR HEREAFTER HAVE AGAINST APPLICANT PURSUANT TO THE HUDSON BUILDING OFFICE LEASE AGREEMENT DATED AS OF AUGUST 11, 2016 (AS AMENDED FROM TIME TO TIME), BETWEEN APPLICANT AND BENEFICIARY AND THE LEASE DOCUMENTS RELATED THERETO OR OTHER PERSON DIRECTLY OR CONTINGENTLY LIABLE FOR SUCH CLAIMS.
WE HEREBY AGREE WITH YOU THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED BY WESTERN ALLIANCE BANK.
EXCEPT AS FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT WILL BE (I) SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98 (INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590) (“ISP”) OR ANY SUBSEQUENT REVISIONS THEREOF; AND (II) SUBJECT TO AND IN FULL COMPLIANCE WITH THE THEN EXISTING SANCTIONS REGULATIONS OF THE OFFICE OF FOREIGN ASSETS CONTROL, UNITED STATES DEPARTMENT OF TREASURY.

WESTERN ALLIANCE BANK

EXECUTIVE VICE PRESIDENT

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

Date:		REF NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF ____________________________________USS _________ US DOLLARS _________________________________________________________
“DRAWN UNDER WESTERN ALLIANCE BANK, SAN JOSE, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: ___________, DATED:.___________.”

TO:	WESTERN ALLIANCE BANK INTERNATIONAL BANKING 55 ALMADEN BLVD	BROADWAY INVESTORS II, LLC (“BENEFICIARY”)

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE	ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2.	REF NO	YOUR REFERENCE NUMBER, IF ANY.
3.	PAY TO THE ORDER OF:	NAME OF BENEFICIARY
4.	USS	AMOUNT OF DRAWING IN NUMERIC FIGURES
5.	US DOLLARS	AMOUNT OF DRAWING - IN WORDS.
6.	LETTER OF CREDIT NUMBER:	OUR STANDBY LETTER OF CREDIT NUMBER
7.	DATED:	ISSUANCE DATE OF STANDBY LETTER OF CREDIT
NOTE: BENEFICIARY MUST ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD ENDORSE A CHECK.

EXHIBIT “B”
LETTER OF CREDIT TRANSFER INSTRUCTIONS

TO:	WESTERN ALLIANCE BANK 55 ALMADEN BLVD SUITE 100 SAN JOSE, CA 95113 U.S.A.

ATTN:	INTERNATIONAL BANKING (408) 556-8397

DATE:

RE:	WESTERN ALLIANCE BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.__________ LETTER OF CREDIT DATED: ____________
LADIES AND GENTLEMEN:
FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY (“BENEFICIARY”) HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

(CONTACT NAME)

(TELEPHONE NUMBER)
(“TRANSFEREE”) ALL RIGHTS OF BENEFICIARY UNDER THE ABOVE LETTER OF CREDIT (“LETTER OF CREDIT”) AND TRANSFEREE SHALL HAVE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING WITHOUT LIMITATION SOLE RIGHTS RELATING TO ANY AMENDMENTS THERETO, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. IN CONNECTION WITH THE FOREGOING, BENEFICIARY HEREBY IRREVOCABLY AGREES AND INSTRUCTS YOU
(A)    THAT BENEFICIARY DOES NOT RETAIN ANY RIGHT TO REFUSE TO ALLOW YOU TO ADVISE TRANSFEREE OF ANY AMENDMENT TO THE LETTER OF CREDIT,
(B)    THAT ALL FUTURE AMENDMENTS TO THE LETTER OF CREDIT ARE TO BE ADVISED DIRECTLY TO TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO BENEFICIARY, AND
(C)    THAT THERE WILL BE NO SUBSTITUTION OF BENEFICIARY’S DRAFT(S) AND/OR OTHER DOCUMENTS FOR THOSE PRESENTED TO YOU BY TRANSFEREE.
WE ENCLOSE HEREWITH THE ORIGINAL LETTER OF CREDIT (AND ALL ORIGINAL AMENDMENTS THERETO DATED ON OR PRIOR TO THE DATE OF THESE TRANSFER

INSTRUCTIONS) AND, TOGETHER WITH TRANSFEREE, REQUEST THAT YOU TRANSFER THE LETTER OF CREDIT TO TRANSFEREE BY REISSUING THE LETTER OF CREDIT IN FAVOR OF THE TRANSFEREE WITH PROVISIONS CONSISTENT WITH THE LETTER OF CREDIT. BENEFICIARY AND TRANSFEREE AGREE THAT ANY CHARGES ASSESSED BY YOU IN RELATION TO THIS TRANSFER SHALL BE PAID BY APPLICANT, UNLESS OTHERWISE PROVIDED IN THE LETTER OF CREDIT, AND THAT THIS TRANSFER SHALL NOT BE EFFECTIVE UNLESS AND UNTIL YOU RECEIVE SUCH PAYMENT.
WE WARRANT THAT THE TRANSACTION INVOLVED IS NOT IN VIOLATION OF ANY U.S. FOREIGN ASSETS CONTROL REGULATIONS.
THIS TRANSFER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, ANY DISPUTES WITH RESPECT TO OR ARISING RELATED THERETO SHALL BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE TO WHICH JURISDICTION THE PARTIES HEREBY SUBMIT.]

VERY TRULY YOURS,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(NAME OF BENEFICIARY)

(AUTHORIZED SIGNATURE)	(Name of Beneficiary s Bank)

(Address of Bank)

(City, State, ZIP Code)
ACKNOWLEDGED AND ACCEPTED THIS

(Authorized Name and Title)
_____ DAY OF ________, _________

(Authorized Signature)
(NAME OF TRANSFEREE)
(Telephone number)

(AUTHORIZED SIGNATURE)

AMENDMENT NO. 4 OF LEASE
This Amendment No. 4 of Lease (this “Amendment”) is made as of __February_______, _1__ 2019, between Broadway Investors II, LLC, a Washington limited liability company (“Landlord”), and AbSci, LLC, a Delaware limited liability company (“Tenant”).
RECITALS
A.Landlord and Tenant entered into that certain Hudson Building Office Lease dated August 11, 2016 (the “Original Lease”), as amended by that certain Amendment No. 1 of Lease dated January 20, 2017 (the “First Amendment”), that certain Amendment No. 2 of Lease dated November 27, 2017 (the “Second Amendment”), and that certain Amendment No. 3 of Lease dated July 31, 2018 (the “Third Amendment”). The Original Lease, First Amendment, Second Amendment, and Third Amendment are collectively referred to herein as the “Lease.” Pursuant to the Lease, Landlord leases to Tenant that certain space containing approximately 7,248 rentable square feet (the “Premises”) in Suite 300 and Suite 320 of the building with an address of 101 E. Sixth Street, Vancouver, Washington 98660 (the “Building”), all as more particularly described in the Lease. Capitalized terms used in this Amendment shall have the meanings given to them in the Lease, except as provided in this Amendment.
B.Landlord and Tenant desire to, among other things, extend the term of the Lease in accordance with the terms and conditions set forth in this Amendment.
AGREEMENT
In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, Landlord and Tenant agree as follows:
1.Amendment of Lease.
A.Extension of Lease Term. The Term of the Lease shall be extended (the “Extension Term”) commencing December 11, 2021 (the “Extension Term Commencement Date”) and expiring June 30, 2024.
B.Condition of the Premises. Tenant accepts the Premises in its “as-is” condition and Landlord shall have no obligation to make any improvements to the Premises or contribute any allowance therefor, except as specifically set forth herein. Tenant shall continue to have the right to the Additional Financed Allowance (as defined in the Second Amendment) pursuant to the applicable provisions of the Second Amendment; provided, Tenant shall have no right to any portion of the Additional Financed Allowance that it does not use as required in the Second Amendment by November 30, 2019, and Landlord shall have no obligation to disburse such unused portion.

C.Base Rent. As of the Extension Term Commencement Date and continuing throughout the Extension Term, Tenant shall pay to Landlord Base Rent in accordance with the following table:

Suite 300
Period	Annual Base Per RSF	Annual Base Rent	Monthly Base Rent
12/11/21 - 12/31/21	$29.71	$193,144.71	$16,095.39
1/1/22 - 12/31/22	$30.60	$198,939.05	$16,578.25
1/1/23 - 12/31/23	$31.52	$204,907.22	$17,075.60
1/1/24 - 6/30/24	$32.46	$211,054.44	$17,587.87

Suite 320
Period	Annual Base Per RSF	Annual Base Rent	Monthly Base Rent
12/11/21 - 9/30/22	$33.77	$25,226.19	$2,102.18
10/1/22 - 9/20/23	$34.78	$25,982.98	$2,165.25
10/1/23 - 6/30/24	$35.83	$26,762.46	$2,230.21
D.Option to Extend. Landlord hereby grants Tenant the right to extend the Term of the Lease (the “Option to Extend”) for one (1) additional period of five (5) years (the “Extension Term 2”) on the same terms and conditions contained in the Lease, as amended hereby, except that (i) Base Rent for the Extension Term 2 shall be as set forth below, (ii) no additional Option to Extend shall apply following the expiration of the Extension Term 2, and (iii) Landlord shall have no obligation to make any improvements to the Premises or contribute any amounts therefor to prepare the same for Tenant’s occupancy during the Extension Term 2. Written notice of Tenant’s exercise of the Option to Extend must be given to Landlord no less than twelve (12) months prior to the date the Extension Term would otherwise expire. If Tenant is in default under the Lease, Tenant shall have no Option to Extend until such default is cured within the cure period set forth in the Lease for such default, if any; provided, that the period of time within which said Option to Extend may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise said Option to Extend because of a default. For the avoidance of doubt, it is agreed and understood that Tenant may exercise the Option to Extend with respect to the entire Premises only, including all of Suites 300 and 320. In the event Tenant validly exercises its Option to Extend as herein provided, Base Rent for the Extension Term 2 shall be as set forth in the tables below.

Suite 300
Period	Annual Base Per RSF	Annual Base Rent	Monthly Base Rent
7/1/24 - 12/31/24	$32.46	$211,054.44	$17,587.87
1/1/25 - 12/31/25	$33.44	$217,386.07	$18,115.51
1/1/26 - 12/31/26	$34.44	$223,907.65	$18,658.97
1/1/27 - 12/31/27	$35.48	$230,624.88	$19,218.74
1/1/28 - 12/31/28	$36.54	$237,543.63	$19,795.30
1/1/29 - 6/30/29	$37.64	$244,669.94	$20,389.16

Suite 320
Period	Annual Base Per RSF	Annual Base Rent	Monthly Base Rent
7/1/24 - 9/30/24	$35.83	$26,762.46	$2,230.21
10/1/24 - 9/30/25	$36.90	$27,565.34	$2,297.11
10/1/25 - 9/30/26	$38.01	$28,392.30	$2,366.02
10/1/26 - 9/30/27	$39.15	$29,244.07	$2,437.01
10/1/27 - 9/30/28	$40.32	$30,121.39	$2,510.12
10/1/28 - 6/30/29	$41.53	$31,025.03	$2,585.42
E.Right of First Offer. If at any time during the term of the Lease before July 1, 2027, space in Suite 330 of the Building consisting of approximately 747 rentable feet (as shown on Exhibit A) is available for lease or is about to become available for lease (such space shall not be deemed available for lease if it is subject to any currently existing options (i.e., existing as of the time of this Amendment of existing tenants of the Building) and so long as Tenant is not in default of the Lease, Landlord shall notify Tenant of the availability of such space and the terms, upon which Landlord is willing to lease such space to Tenant (which terms shall be substantially consistent with the terms of the Lease, provided the Base Rent payable with respect to such space shall be the same as that set forth in the tables above applicable to Suite 320 (including the rate and the schedule)). Tenant shall have ten (10) business days to accept Landlord’s offer. If Tenant fails to accept Landlord’s offer within such ten (10) business day period, Landlord shall thereafter be free to lease such space any time during the term of this Lease free and clear of any rights of Tenant. The right of first offer contained herein shall be a one-time only right, not apply to any renewal or extension of an existing lease (even if such lease does not contain an automatic extension right) and shall be personal to the entity executing this Amendment as Tenant, and is not transferable to any other assignee or subtenant under the Lease.
F.Option Rights. Except for options expressly set forth in this Amendment, all options granted to Tenant and contained in the Lease, if any, including, without limitation, any right to extend the term or expand the Premises, are hereby deleted and are of no force or effect.
2.Tenant Representations. Tenant represents and warrants that:
A.Due Authorization. Tenant has full power and authority to enter into this Amendment without the consent of any other person or entity;
B.No Assignment. Tenant has not assigned the Lease, or sublet the Premises;
C.No Default. Tenant is not in default of the Lease and Tenant acknowledges that Landlord is not in default of the Lease;
D.Binding Effect. The Lease is binding on Tenant and is in full force and effect, and Tenant has no defenses to the enforcement of the Lease; and
E.Real Estate Brokers. There is no real estate broker or agent who is or may be entitled to any commission or finder’s fee in connection with the representation of Tenant in this Amendment and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys’ fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such Tenant’s discussions, negotiations and/or dealings with any real estate broker or agent.
3.General Provisions
A.Attorneys’ Fees. If a suit or an action is instituted in connection with any dispute arising out of this Amendment or the Lease or to enforce any rights hereunder or thereunder, the prevailing party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys’ and paralegals’ fees incurred in connection with the preparation for and the participation in any legal proceedings (including, without limitation, any arbitration proceedings or court proceedings, whether at trial or on any appeal or review), in addition to all other costs or damages allowed.
B.Counterparts; Facsimile and Scanned Email Signatures. This Amendment may be executed in counterparts and when each party has signed and delivered at least one such executed counterpart to the other party, then each such counterpart shall be deemed an original, and, when taken together with the other signed counterpart, shall constitute one agreement which shall be binding upon and effective as to all signatory parties. Facsimile and scanned e-mail signatures shall operate as originals for all purposes under this Amendment.
C.Effect of Amendment. The Lease is unmodified except as expressly set forth in this Amendment. Except for the modifications to the Lease set forth in this Amendment, the Lease remains in full force and effect. To the extent any provision of the Lease conflicts with or is in any way inconsistent with this Amendment, the Lease is deemed to conform to the terms and provisions of this Amendment.
D.Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No amendment, modification or supplement to this Amendment shall be binding upon the parties unless in writing and executed by Landlord and Tenant.
E.Integration. This Amendment contains the entire agreement and understanding of the parties with respect to the matters described herein, and supersedes all prior and contemporaneous agreements between them with respect to such matters.
F.Submission of Amendment. The submission of this Amendment for examination and negotiation does not constitute an offer to execute this Amendment by Landlord. This Amendment shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.
[Signatures on following page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	BROADWAY INVESTORS II, LLC, a Washington limited liability company

	By:	/s/ Adam Tyler

	Name:	Adam Tyler

	Title:	Vice President

TENANT:	ABSCI, LLC, a Delaware limited liability company

	By:	/s/ Sean McClain

	Name:	Sean McClain

	Title:	CEO

STATE OF WASHINGTON
) ss.
County of Clark	)
I certify that __Adam N. Tyler_____ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the _Vice President_______ of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.
DATED this ___1st___ day of _February__, 201~~8~~.9

/s/ Lorraine Doyle
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	7/01/2019

STATE OF Washington
) ss.
County of Clark	)
I certify that __Sean McClain_____________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the ________CEO___________________ of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.
DATED this _18th_____ day of __January______, 201~~8~~.9

/s/ Sandra C. Spann
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	March 22, 2021

EXHIBIT A
ROFO SPACE

AMENDMENT NO. 5 OF LEASE
This Amendment No. 5 of Lease (this "Amendment") is made as of ________July________ ___1 ___, 2019, between Broadway Investors II, LLC, a Washington limited liability company ("Landlord"), and AbSci, LLC, a Delaware limited liability company ("Tenant").
RECITALS
A.Landlord and Tenant entered into that certain Hudson Building Office Lease dated August 11, 2016 (the "Original Lease"), as amended by that certain Amendment No. 1 of Lease dated January 20, 2017 (the "First Amendment"), that certain Amendment No. 2 of Lease dated November 27, 2017 (the "Second Amendment"), that certain Amendment No. 3 of Lease dated July 31, 2018 (the "Third Amendment"), and that certain Amendment No. 4 of Lease dated February 1, 2019 (the "Fourth Amendment"). The Original Lease, First Amendment, Second Amendment, Third Amendment, and Fourth Amendment are collectively referred to herein as the "Lease." Pursuant to the Lease, Landlord leases to Tenant that certain space containing approximately 7,248 rentable square feet (the "Premises") in Suite 300 and Suite 320 of the building with an address of 101 E. Sixth Street, Vancouver, Washington 98660 (the "Building"), all as more particularly described in the Lease. Capitalized terms used in this Amendment shall have the meanings given to them in the Lease, except as provided in this Amendment.
B.Landlord and Tenant desire to, among other things, extend the term of the Lease in accordance with the terms and conditions set forth in this Amendment.
AGREEMENT
In consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, Landlord and Tenant agree as follows:
1.Amendment of Lease.
A.Extension of Lease Term. Section 1(A) of the Fourth Amendment is hereby deleted and replaced with the following:
The Term of the Lease shall be extended (the "Extension Term") commencing December 11, 2021 (the "Extension Term Commencement Date") and expiring August 31, 2024.
B.Rent Tables. References to "6/30/24" in the rent tables set forth in Section 1(C) of the Fourth Amendment are hereby deleted and replaced with "8/31/24". Further, references to "6/30/29" in the rent tables as set forth in Section 1(D) of the Fourth Amendment are hereby deleted and replaced with "8/31/29".
2.ROFO Space. For clarity's sake, the parties agree that Exhibit A attached hereto depicts the space subject to Tenant's Right of First Offer as set forth in Section 1(E) of the Fourth Amendment.
3.Tenant Representations. Tenant represents and warrants that:
A.Due Authorization. Tenant has full power and authority to enter into this Amendment without the consent of any other person or entity;
B.No Assignment. Tenant has not assigned the Lease, or sublet the Premises;
C.No Default. Tenant is not in default of the Lease and Tenant acknowledges that Landlord is not in default of the Lease;

D.Binding Effect. The Lease is binding on Tenant and is in full force and effect, and Tenant has no defenses to the enforcement of the Lease; and
E.Real Estate Brokers. There is no real estate broker or agent who is or may be entitled to any commission or finder's fee in connection with the representation of Tenant in this Amendment and Tenant shall indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of such Tenant's discussions, negotiations and/or dealings with any real estate broker or agent.
4.General Provisions
A.Attorneys' Fees. If a suit or an action is instituted in connection with any dispute arising out of this Amendment or the Lease or to enforce any rights hereunder or thereunder, the prevailing party shall be entitled to recover such amount as the court may adjudge reasonable as attorneys' and paralegals' fees incurred in connection with the preparation for and the participation in any legal proceedings (including, without limitation, any arbitration proceedings or court proceedings, whether at trial or on any appeal or review), in addition to all other costs or damages allowed.
B.Counterparts; Facsimile and Scanned Email Signatures. This Amendment may be executed in counterparts and when each party has signed and delivered at least one such executed counterpart to the other party, then each such counterpart shall be deemed an original, and, when taken together with the other signed counterpart, shall constitute one agreement which shall be binding upon and effective as to all signatory parties. Facsimile and scanned e-mail signatures shall operate as originals for all purposes under this Amendment.
C.Effect of Amendment. The Lease is unmodified except as expressly set forth in this Amendment. Except for the modifications to the Lease set forth in this Amendment, the Lease remains in full force and effect. To the extent any provision of the Lease conflicts with or is in any way inconsistent with this Amendment, the Lease is deemed to conform to the terms and provisions of this Amendment.
D.Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No amendment, modification or supplement to this Amendment shall be binding upon the parties unless in writing and executed by Landlord and Tenant.
E.Integration. This Amendment contains the entire agreement and understanding of the parties with respect to the matters described herein, and supersedes all prior and contemporaneous agreements between them with respect to such matters.
F.Submission of Amendment. The submission of this Amendment for examination and negotiation does not constitute an offer to execute this Amendment by Landlord. This Amendment shall become effective and binding only upon execution and delivery hereof by Landlord and Tenant. No act or omission of any officer, employee or agent of Landlord or Tenant shall alter, change or modify any of the provisions hereof.
[Signatures on following page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

LANDLORD:	BROADWAY INVESTORS II, LLC,
a Washington limited liability company

	By:	/s/ Adam N. Tyler

	Name:	Adam N. Tyler

	Title	President

TENANT:	ABSCI, LLC,
a Delaware limited liability company

	By:	/s/ Sean McClain

	Name:	Sean McClain

	Title	CEO

STATE OF WASHINGTON	)
) ss.
County of Clark	)
I certify that ___Adam Tyler__________________ appeared personally before me and that I know or have satisfactory evidence that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the _____President____________________ of Broadway Investors II, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

/s/ Shannon E. Donnelly
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	2/18/2023

STATE OF	WASHINGTON	)
) ss.
County of	Clark	)
I certify that ____Sean McClain_________________ appeared personally before me and that I know or have satisfactory evidence that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the ____CEO_________________ of AbSci, LLC, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

/s/ Shannon E. Donnelly
NOTARY PUBLIC FOR WASHINGTON
My Commission Expires:	2/18/2023

EXHIBIT A
ROFO SPACE

MEMORANDUM OF LEASE
This Memorandum of Lease is made as of January 27, 2017, by BROADWAY INVESTORS II, LLC (“Landlord”) and ABSCI, LLC A DELAWARE LIMITED LIABILITY COMPANY. (“Tenant”), who agrees as follows:
1.Landlord and Tenant entered a lease dated August 11, 2016 in which Landlord leased to Tenant and Tenant leased from Landlord the premises with an address of 101 E. 6th St Vancouver WA 98660 that is described in Section E of said Lease (“Premises’’). Landlord and Tenant executed that certain Lease dated August 11, 2016, (original Lease) as amended by First Amendment dated January 20, 2017. The original Lease and First Amendment are collectively referred to herein as the Lease. All capitalized terms herein are as defined in the Lease.
2.Pursuant to the Lease, Landlord and Tenant agree to and do hereby confirm that December 11, 2016 is the Commencement Date of the Term of the Lease for the Premises and December 10, 2021 is the Lease Expiration Date.
3.In accordance with Section F of the office lease, Tenant’s proportionate share, the premises have been re-measured and has been determined to consist of approximately 6,501 rentable square feet of space.
4.Section 1. Base Rent of the Lease shall be deleted in its entirety and shall be replaced with the following:

Period	Annual Rate PSF	Annual Base Rent	Monthly Base Rent
12/11/16-12/31/16	$26,40	$151,826.40*	$8,570.85*
01/01/17-12/31/17	$26.40	$151,826.40*	$12,652.20*
01/01/18-12/31/18	$27.19	$176,775.19	$14,731.27
01/01/19-12/31/19	$28.01	$182,078.45	$15,173,20
01/01/20-12/31/20	$28.85	$187,540.80	$15,628.40
01/01/21-11/30/21	$29.71	$193,167.03	$16,097.25
12/01/20-12/10/21	$29.71	$193,167.03	$5,192.66
* As reflected above, Tenant shall not be obligated to pay Base Rent with respect to seven hundred fifty (750) rentable square feet of the premises for the first twelve (12) full months after the rent commencement date (“The Reduced Rent Period”).
5.Section F, office lease, Tenant’s Proportionate Share shall be revised to 14.9% (6501/43,572). Subsequently Tenant’s Additional Rent effective as of the Rent Commencement Date shall $3,792.25 per month.
6.Section 1, Section B., of the Amendment No. 1, Improvement Allowance: Paragraph six (6) of Inhibit “C” to the Lease is hereby revised such that Landlord shall provide an Improvement Allowance in the total amount of Three-Hundred Fifty-Two Thousand 00/100 Dollars ($352,000.00) to be used for the cost of Tenant’s work. For the avoidance of doubt, the amount set forth herein is the only improvement allowance Landlord shall be obligated to provide, and is not in addition to any sums set forth in the Lease or any exhibit thereto.
7.Tenant confirms that:
a)It has accepted possession of the Premises as provided in the Lease;
b)The improvements required to be furnished by Landlord under the Lease to obtain legal occupancy have been furnished.
c)Landlord has fulfilled all its duties of an inducement nature with respect to the Premises;
d)The Lease is in full force and effect and has not been modified, altered, or amended; other than re-measured Square footage in accordance with Section F of the office lease,
e)There are no setoffs or credits against rent, and no security deposit or prepaid rent has been paid except as provided by the Lease
8.The provisions of this Memorandum of Lease shall inure to the benefit, or bind, as the case may require the parties and their respective successors and assigns, subject to the restrictions on assignment and subleasing contained in the Lease.

LANDLORD		TENANT

BROADWAY INVESTORS II, LLC, a Washington Limited liability company		ABSI, LLC, a Delaware limited liability company

By:	BEDROCK PACIFIC LLC

		By:	/s/ Sean McClain

By:	/s/ Lance Killian	Its:	Sean McClain
	Lance Killian	CEO
Its:	Managing Director